UNITED STATES BANKRUPTCY COURT
             EASTERN DISTRICT OF WISCONSIN

_______________________________________________________

In the Matters of
     GANDER MOUNTAIN, INC.,             Case No. 96-26478-RAE
     a Wisconsin corporation,                 Chapter 11

     GRS, INC.,                         Case No. 96-26479-RAE
     a Wisconsin corporation,                 Chapter 11

     GMO, INC.,                          Case No. 96-26480-RAE
     a Wisconsin Corporation,                  Chapter 11

                                        (Jointly Administered)

               Debtors in Possession.
_______________________________________________________

    SECOND AMENDED JOINT PLAN OF REORGANIZATION OF
     GANDER MOUNTAIN, INC., GRS, INC., GMO, INC.,
          THE OFFICIAL COMMITTEE OF UNSECURED
        CREDITORS OF GANDER MOUNTAIN, INC., AND
              HOLIDAY STATIONSTORES, INC.
_______________________________________________________

COUNSEL TO GANDER MOUNTAIN, INC.   COUNSEL TO GMO, INC.

Howard A. Schoenfeld, Esq.              Michael S. Polsky, Esq.
Godfrey & Kahn, S.C.                    McNally, Maloney & Peterson, S.C.
780 North Water Street                  2600 North Mayfair Road, Suite 1080
Milwaukee, Wisconsin  53202             Milwaukee, Wisconsin  53226
(414) 273-3500                          (414) 257-3399

                                   COUNSEL TO HOLIDAY
COUNSEL TO GRS, INC.                     STATIONSTORES, INC.

Andrew M. Barnes                        Dennis M. Ryan, Esq.
Quarles & Brady                         Faegre & Benson
411 East Wisconsin Avenue               220 Norwest Center
Milwaukee, Wisconsin  53202             90 South Seventh Street
(414) 277-500                           Minneapolis, Minnesota  55402-3901
                                        (612) 336-3314


COUNSEL TO THE
OFFICIAL COMMITTEE OF UNSECURED
CREDITORS OF GANDER MOUNTAIN, INC.

Bruce Dopke, Esq.
Holleb & Coff
55 East Monroe Street, Suite 4100
Chicago, Illinois  60603-5896
(312) 807-4600

Randall D. Crocker, Esq.
von Briesen, Purtell & Roper, S.C.
411 East Wisconsin Avenue, Suite 700
Milwaukee, Wisconsin  53202
(414) 276-1122


     GANDER MOUNTAIN, INC. ("Gander Mountain"), GRS,
INC. ("GRS"), GMO, INC. ("GMO"), THE OFFICIAL COMMITTEE
OF UNSECURED CREDITORS OF GANDER MOUNTAIN, INC. (the
"Committee") and HOLIDAY STATIONSTORES, INC.
("Holiday") jointly propose the following Second
Amended Joint Plan of Reorganization pursuant to
1121(a) of the Code.

                 SUMMARY OF THIS PLAN

     The following Summary describes several features of the Plan. It is merely a summary, and does not constitute part of the Plan. The summary is qualified in its entirety by the terms of the Plan. In the event of an inconsistency between this summary and the terms of the Plan, the terms of the Plan shall govern.

     Sale of the Debtors' Assets and Distributions to Creditors and Shareholders

          The Debtors have agreed to a sale of most of their assets to Holiday Stationstores, Inc. (the
     "Buyer"). The sale and distribution of the proceeds of the sale to creditors and shareholders will be effectuated pursuant to this Plan. This
     Plan has been proposed by the Debtors, the Committee, and the Buyer. Should this Plan be confirmed:

          The Debtors' business and almost all of their assets will be transferred to the Buyer;

          A trust will be established to receive and distribute the sale proceeds. $18.5 million (less amounts paid to Unsecured Convenience Claims) will be distributed, pro rata, to all unsecured creditors with Allowed Claims against Gander Mountain and its two wholly-owned subsidiaries, GMO and GRS.

          $500,000.00 will be paid, pro rata, to the holders of Gander Mountain's preferred stock, provided that this Plan is not objected to by the holders of Gander
          Mountain's preferred stock;

          $500,000.00 will be distributed, pro rata, to the holders of Gander Mountain's common stock, provided that this Plan is not objected to by the holders of Gander Mountain's preferred stock;

          If the Plan is objected to by the holders of Gander Mountain's preferred stock, no distribution will be made to the holders of preferred stock or common stock; and, instead, an additional $500,000 will be distributed to unsecured creditors.

          Those Unsecured Claims which are in the amount of $1,000 or less, and larger claims whose holders choose, voluntarily, to reduce their claims to the amount of $1,000.00 (Unsecured Convenience Claims) will receive a one-time payment equal to eighty percent of their claims, in full and complete satisfaction of such claims.

          The Trustee of the Trust will be a person designated prior to the Confirmation Hearing on this Plan. The Trustee will be selected from the following names: Alejandro D. Moglia, William H. Grabscheid, Scott Peltz. The Trustee will be selected by majority vote. The Committee shall have two votes. The Buyer shall have two votes. The Debtors shall have one vote. The Trust shall be established on the Effective Date of this Plan.

          The Trustee shall:

               (i)  review proofs of claims and
                    interests against the Debtors with
                    the assistance of an Advisory
                    Committee which will be comprised
                    of two creditor representatives
                    (selected by the committee), two
                    representatives of the Buyer, and
                    one representative of the Debtors.
                    The Advisory Committee by majority
                    vote shall set the general
                    parameters under which claims and
                    interests which exceed the amounts
                    reflected in the Debtors' books and
                    records may be objected to or
                    settled; provided, however, the
                    Debtors' representative shall have
                    no vote with respect to any issue
                    affecting the litigation,
                    settlement or determination of the
                    Claims of Unsecured Creditors.

               (ii) make disbursements to the holders
                    of claims and interests from the
                    available funds in accordance with
                    the Plan.  The first distribution
                    shall be made as soon as possible
                    after the Plan becomes effective,
                    but no later than 45 days after the
                    Plan becomes effective;

               (iii)     prosecute, subject to the
                    advice and consent of the Advisory
                    Committee, and in the Debtors'
                    name and stead, all Avoidance
                    Claims of the Debtors; provided,
                    however, that all Avoidance Claims
                    shall be waived and released by
                    this Plan, except for Avoidance
                    Claims based upon the right of the
                    Debtors to avoid, under 11 U.S.C.
                    547 or otherwise, judgment or
                    consensual liens which first came
                    into being during the applicable
                    time periods prior to the Filing
                    Date and any Avoidance Claim based
                    upon a failure to comply with the
                    provisions of Chapter 406 of the
                    Wisconsin Statutes (the "Uniform
                    Commercial Code - Bulk Transfers);
                    and

               (iv) wind up the Debtors and take all
                    steps necessary to distribute the
                    assets in the Trust and close these
                    cases.

                       ARTICLE I

                      DEFINITIONS

I.
     A. Defined Terms. For purposes of this Plan, capitalized terms shall have the meanings set forth in Appendix I to this Plan, unless the context clearly indicates otherwise. All other terms not defined herein shall have the definitions assigned by the Code, or, if not defined therein, in common usage. Accounting terms not otherwise defined herein, or partly defined herein to the extent not so defined, shall have the respective meanings given to them under GAAP.

     B. Rules of Interpretation. For purposes of this Plan: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) unless otherwise provided in the Plan, any reference in the Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (c) unless otherwise provided in the Plan, any reference in the Plan to an existing document or exhibit means such document or exhibit, as it may have been or may be amended, modified or supplemented pursuant to the Plan;
(d) unless otherwise specified in the Plan, any reference to an entity as a holder of a Claim or Interest includes that entity's successors and assigns;
(e) the words "hereof," "herein," and "hereunder" and words of similar import when used in this Plan shall refer to this Plan as a whole and not to any particular provision of this Plan; (f) unless otherwise specified in the Plan, the words "Article," "Section," "Clause," and "Exhibit" refer to articles, sections, clauses and exhibits of or to this Plan; and (g) the rules of construction set forth in 102 of the Code shall apply.

                         ARTICLE II

            CORPORATE AND TRANSACTIONAL MATTERS

II.
     A.        Merger of Debtors and Other Corporate
Changes. To effectuate the provisions of the Plan, on the Effective Date, without the need of any further action by the directors and shareholders of any of the Debtors;

          1.        Upon the filing by Gander Mountain of
     certificates of merger with the Secretary of State of the State of Wisconsin, GRS and GMO shall merge into Gander Mountain and their separate corporate existence shall cease (the "Merger").

          2. Gander Mountain's Articles of Incorporation and Bylaws shall be amended as provided in Exhibits
     2.1(b)(i) and 2.1(b)(ii) hereto, respectively, consistent with the requirements of 1123(a)(6) of the Code (the Articles of Incorporation and Bylaws as amended by Exhibits 2.1(b)(i) and 2.1(b)(ii) the "Restated Articles and Bylaws"). The corporation's name shall be changed to GMI of Wisconsin, Inc.

          3. The Board of Directors of Gander Mountain shall consist of David Lubar and the then current members of the Board of Directors shall be deemed to have resigned. The officers of Gander Mountain shall consist of David Lubar, President.

          4.        As of the Effective Date, and pursuant to the
     Merger: (i) Gander Mountain shall contribute all of its Intercompany Claims against GRS and GMO to GRS and GMO, respectively, as capital contributions, (ii) the Intercompany Claims, if any, of GRS and GMO shall be eliminated, (iii) all liabilities of Gander Mountain, GRS and GMO shall be and are hereby deemed the liabilities of Gander Mountain, (iv) each and every Claim filed or to be filed in the Chapter 11 Case of any of the Debtors shall be and hereby is deemed filed against Gander Mountain, and (v) all guarantees of any Debtor of the obligations of another Debtor, any other form of joint and several liability amongst the Debtors, and any duplicate Claims filed in the case of more than one Debtor shall be eliminated and discharged so that any Claim against any Debtor or against more than one Debtor and any guarantee thereof executed by another Debtor and any joint and several liability of any of the Debtors shall be, and hereby is, deemed to be one obligation of the merged Debtors.

     B. Trust Agreement. Without any further action of the directors or shareholders of any of the Debtors, on the Effective Date, the Trust Agreement in the form of Exhibit 2.2 to this Plan shall become effective.
The Trustee shall accept the Trust, and sign the Trust
Agreement on that date. The Trustee shall have full authority to take all steps necessary to administer such agreement, including without limitations the duty and obligation to make distributions to Creditors and holders of Interests hereunder, to review and, if appropriate, and if authorized by a majority of members of the Advisory Committee authorized to vote, maintain objections to or compromise such Claims and Interests and, if authorized by the Plan and by a majority vote of those members of the Advisory Committee authorized to vote, pursue Avoidance Claims which are not waived by the Plan. The Trustee may retain third parties, including, without limitations lawyers and accountants to assist him with the performance of his duties and obligations under the Trust Agreement. Specifically, the Trustee may engage one or more of the professionals who are currently engaged in these cases, including, without limitation, counsel to the Committee:

          Keith J. Shapiro              Randall D.
Crocker, Esq.
          Bruce Dopke                   von Briesen,
Purtell & Roper, S.C.
          Holleb & Coff                 411 East
Wisconsin Avenue
          55 East Monroe Street              Suite 700
          Suite 4000                    Milwaukee, WI
53202
          Chicago, IL  60603            (414) 276-1122
          (312) 807-4600

     C.        Sale of Assets.  On the Effective Date,
without the need for any further action of the shareholders or directors of any of the Debtors, subsequent to the Merger, Gander Mountain and the Buyer shall consummate the Holiday Agreement and Gander
Mountain shall sell those assets described in, and on the terms contained in, the Holiday Agreement. The
Buyer shall pay the Cash portion of the purchase price by depositing good funds in the Trust.

     D.        Trust Assets.  On the Effective Date, the
Debtors shall transfer to the Trust, for and on behalf of, and at the request of the beneficiaries of the Trust, the following assets: (a) by assignment, all Avoidance Claims; (b) all of the Debtors' claims and defenses, including without limitation set off rights, arising out of or directly related to any Executory
Contract rejected by the Debtors or by the terms of this Plan, against the other party to such contract;
(c) any defenses and counterclaims of the Debtors to any Claim filed or asserted against the Debtors' estates, except to the extent related to, or affecting, an Executory Contract, liability or obligation assumed by the Debtors and transferred to the Buyer; and (d) all right to receive the Cash portion of the price for the assets sold to the Buyer pursuant to the Holiday
Agreement which cash portion shall be either
$19,000,000 or $19,500,000 depending upon the
occurrence of the Trigger Event.

     E. Trustee. The Trustee shall have and perform all of the duties, responsibilities, rights and obligations set forth in the Trust Agreement.

     F. Advisory Committee. On or before the first day set for hearing on confirmation of the Plan, an Advisory Committee consisting of five members will have been established. The identity of such members shall be disclosed to the Court at the Confirmation Hearing.
Two members shall be designated by the Committee. Two members shall be designated by the Buyer. One member shall be designated by the Debtors. The members of the Advisory Committee shall serve without compensation, other than reimbursement of reasonable out-of-pocket expenses for attendance at meetings of the Advisory
Committee, which expenses shall be paid by the Buyer.

          1. Resignation and Replacement of Advisory Committee Members. In the case of an inability or unwillingness of any member of the Advisory Committee to serve, such member shall be replaced by designation of the remaining members of the Advisory Committee using the following procedure. A member originally designated by the Committee shall be replaced by the other remaining member of the Advisory Committee who was originally designated for membership thereon by the Committee or their successor(s). A member originally designated for membership on the Advisory Committee by the Buyer shall be replaced by the other remaining member of the Advisory Committee who was originally designated for membership thereon by the Buyer. The member originally designated by the Debtors shall be replaced by an individual designated for membership thereon by David Lubar. However, if any position on the Advisory Committee remains vacant for more than thirty days, such vacancy shall be filled by the majority vote of all of the remaining members of the Advisory Committee. Notwithstanding any other provision of the Plan, upon certification of the Trustee to the Advisory Committee that all of the following events have occurred, but without any further action by any entity, the representative to the Advisory Committee designated by the Debtors shall be deemed to resign its seat on the Advisory Committee and the members of the Advisory Committee designated for membership thereon by the Committee or their successor(s) shall designate a replacement:

               a) articles of dissolution of Gander Mountain have been filed;

               b) all Unclassified Claims and all Class One, Two, Three, Six, Seven, Eight, Nine, Ten and Eleven
          Claims have been either disallowed or have received the treatment required by the Plan; and

               c)        all Avoidance Claims have been finally
          resolved by waiver, litigation, settlement, or otherwise.

          2. Termination of the Advisory Committee. The members of the Advisory Committee shall resign their positions, whereupon they shall be discharged from further duties and responsibilities, upon the certification by the Trustee that all assets transferred into Trust have been distributed, abandoned or otherwise disposed of and that the Claim Date shall have occurred.

G.        Duties of the Advisory Committee.  The
Advisory Committee shall have the following duties and responsibilities:

          1. The Advisory Committee shall advise the Trustee regarding the sale or other disposition of assets contained in the Trust and such other matters as may be requested by the Trustee or may be provided for herein or in the Trust Agreement.

          2. The Advisory Committee shall, by majority vote, direct the Trustee as to the dates and amounts of any distributions which may be made pursuant to the Trust Agreement consistent with the provisions of the Plan. In no event, may the Advisory Committee require the Trustee to disburse funds if such disbursement would leave the Trustee with insufficient funds to pay the required dividends to the holders of Disputed
     Claims or Interests or deplete reasonable reserves for the Trust's fees and expenses. Further, the Advisory Committee shall, by majority vote, set the general parameters under which objections to Claims and Interests may be maintained or settled.
     Notwithstanding the foregoing, the Debtors' representative to the Advisory Committee shall have no vote with respect to any issue affecting the litigation, settlement, or determination of the allowance of Class Four and Class Five Claims.

          3. The Trustee, with the consent of a majority vote of the members of the Advisory Committee entitled to vote, in the name and stead of the Debtors and as designees (as permitted by 11 U.S.C. 1123), may waive, settle or prosecute any Avoidance Claims held by the Trust which are not otherwise waived and released by this Plan. Members of the Advisory Committee shall abstain from voting on any proposal to prosecute, compromise or withdraw Avoidance Claims and/or claim objections against such members or related entities.
     The Debtors' representative to the Advisory Committee shall not be entitled to vote with respect to Avoidance Claims against Insiders.

          4. The Advisory Committee may, by majority vote, authorize the Trustee to invest the corpus of the Trust in prudent investments other than those described in 345 of the Code.

          5. The Advisory Committee may remove the Trustee for cause, and in the event of the resignation or removal of the Trustee may, by majority vote, designate a person to serve as successor Trustee.

          6.        The Advisory Committee shall require a
     fidelity bond from the Trustee in such reasonable amount as may be agreed to by majority vote of the Advisory Committee.

          7.        The Advisory Committee shall govern its
     proceedings through the adoption of by-laws, which the Advisory Committee may adopt by majority vote. No provision of such by-laws shall supersede any express provision of the Plan.

          8. The Trustee may, at the expense of the Buyer, retain professionals to take all actions reasonable and necessary to implement and operate the Trust, settle or litigate Claims against the Trust and liquidate assets contained in the Trust.

     H.        Investment of Funds.  All Cash held by the
Trust shall be invested in the manner in which individuals of ordinary prudence, discretion and judgment would act in the management of their own affairs, subject to the following limitation. Unless otherwise approved by the Advisory Committee, all such monies shall be invested only in debt securities or other instruments issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof, certificates of deposit or deposit accounts of national banks with assets in excess of One Hundred Million Dollars
($100,000,000.00), or overnight repurchase agreements.

     I. Withholding and Reporting Requirements. In connection with his or her duties and acts pursuant to the terms of the Trust Agreement, and all instruments issued in connection therewith, and distributions thereunder, the Trustee shall comply with all withholding and reporting requirements imposed by any federal, state, local, or foreign taxing authority and all distributions hereunder shall be subject to any such withholding and reporting requirements.

     J. Records. The Buyer shall make its and the Debtors' records and the Buyer's personnel available at reasonable times to the extent reasonable and necessary to assist the Advisory Committee and/or the Trustee in connection with the analysis and litigation (including discovery) of disputes concerning Claims, objections to Claims, and Avoidance Claims, at the Buyer's expense.

     K.        Objection to Claims and Interests.  The
Trustee, in the name and stead of the Debtors, shall maintain objections to any Claim and Interest which is asserted against the Debtors' estates. Any party with standing to do so, and which has not been barred by Order of the Court, shall have leave, within thirty
(30) days of the Effective Date, to object to any Claim and Interest which is asserted against the Debtors' estates. Moreover, any party may, with leave of Court, within thirty (30) days of the Effective Date, object to any Claim and Interest which is asserted against the Debtors' estates.

     L.        Reserves for Disputed Claims and Interests.
In calculating any distributions from the Trust, any payment or distribution that would otherwise be payable on account of a Disputed Claim or Interest shall be fully reserved for by the Trustee. Such amounts will be paid in accordance with the Plan. In the event, and to the extent, that any Disputed Claim or Interest does not become Allowed, the amount held in reserve therefore shall be distributed with other funds of the Trust in the manner provided in the Plan.

                        ARTICLE III

            DESIGNATION OF CLAIMS AND INTERESTS

          The holders of all Claims against or
Interests in any or all of the Debtors, of whatever nature, whether or not scheduled or liquidated, absolute or contingent, including all Claims arising from the rejection of Executory Contracts, and the holders of all interests arising from the Debtors' ownership of Property of the Estates, or otherwise, whether or not resulting in an Allowed Claim or Interest, shall be bound by the provisions of the Plan;
and all such Claims and Interests are hereby either designated as unclassified or classified as follows:

          (A)  Unclassified Claims

III.
     A.        Administrative Expense Claims against the
Debtors. The Administrative Expense Claims against any of the Debtors are unclassified.

     B. Priority Claims against the Debtors arising under 507(a)(8) of the Code. The Priority Claims against any of the Debtors arising under 507(a)(8) of the Code are unclassified.

          (B)  Classified Claims and Interests

     C.        Class One.  Class One shall consist of all
Priority Claims against the Debtors other than those arising under 507(a)(1), (a)(2) or (a)(8) of the Code.
Claims against Gander Mountain, GRS, and GMO shall be in a separate subclass.

     D.        Class Two.  Class Two shall consist of all
Secured Claims against any or all Debtors other than a Class Three Claim and any Claim arising under the DIP
Financing Documents or the DIP Financing Orders, each such Claim to be treated as a separate subclass.

     E. Class Three. Class Three shall consist of all Claims of the Old Lenders except for Claims of Harris arising out of the Harris Merchant Agreement and the Claim of Bank
One, Wisconsin relating to a $60,000 Letter of Credit issued by Bank One for the account of the Debtors.

     F.        Class Four.  Class Four shall consist of all
Unsecured Convenience Claims against any of the Debtors. Claims against Gander Mountain, GRS, and GMO shall be in a separate subclass.

     G.        Class Five.  Class Five shall consist of all
Unsecured Claims against any of the Debtors. Claims against Gander Mountain, GRS, and GMO shall be in a separate subclass.

     H.        Class Six.  Class Six shall consist of the
Preferred Stock Interests.

     I. Class Seven. Class Seven shall consist of the Common Stock Interests.

     J. Class Eight. Class Eight shall consist of the GMO Equity Interests.

     K.        Class Nine.  Class Nine shall consist of the
GRS Equity Interests.

    L.        Class Ten.  Class Ten shall consist of the
Intercompany Claims of Gander Mountain against GRS and
GMO.

     M. Class Eleven. Class Eleven shall consist of the Claims and Interests of holders of Pre-Petition
Warrants and Pre-Petition Stock Options other than as a holder of Common Stock Interests.

                         ARTICLE IV

      TREATMENT OF UNCLASSIFIED CLAIMS UNDER THE PLAN
IV.
     A. Administrative Expense Claims. The holder of an Allowed Administrative Expense Claim shall receive on account of such Claim, (a) if such Claim arose other than in the ordinary course of the Debtors' business, on the later to occur of either the Effective Date or within fifteen (15) calendar days following the date such Claim becomes Allowed pursuant to a Final Order, or (b) if such Claim arose in the ordinary course of the Debtors' business, on the date such Claim becomes due in accordance with ordinary business terms, Cash from the Buyer equal to the Allowed amount of such Claim, provided, however, that if a holder of an Allowed Administrative Expense Claim consents, or if its agreement with any or all of the Debtors or the Buyer so provides, it will receive payments on terms satisfactory to such holder or as provided in said agreement.

     B. Priority Claims Arising Under 507(a)(8) of the Code. The holder of an Allowed Priority Claim arising under 507(a)(8) of the Code shall receive on account of such Claim, Cash from the Buyer equal to the Allowed amount of such Claim, on the later to occur of the Effective Date or fifteen (15) calendar days following the date such Claim becomes an Allowed Claim.
                         ARTICLE V

     TREATMENT OF CLASSIFIED CLAIMS AND INTERESTS UNDER
                       THE PLAN

          All classified Claims and Interests, except the Claims of Classes One, and Three, are impaired under the Plan and shall be treated according to the terms herein.

V.
     A.        Class One.  The holder of each Allowed
Priority Claim, other than one arising under 507(a)(1), (a)(2) or (a)(8) of the Code, shall receive on account of such Allowed Priority Claim, on or before the Effective Date or within fifteen (15) calendar days following the date such Claim becomes an Allowed Priority Claim, whichever is later, Cash from the Buyer equal to the amount of such Allowed Priority
Claim, provided, however, that if a holder of such an Allowed Priority Claim consents, it shall receive deferred Cash payments on terms satisfactory to such holder.

     B.        Class Two.  Each of the Allowed Secured
Claims in Class Two shall be treated as follows at the Buyer's option:

          1.        such Claim shall be given the treatment
specified in 1124 of the Code;

          2. on the Effective Date, or promptly after such Claim becomes an Allowed Secured Claim, whichever is later, or on such other date thereafter as may be agreed to by the Debtors and/or the Buyers and the holder of such Allowed Secured Claim, the Debtors and/or the Buyers shall abandon the property securing such Allowed Secured Claim to the holder thereof; or

          3. on the Effective Date, or promptly after such Claim becomes an Allowed Secured Claim, whichever is later, the holder of such Allowed Secured Claim shall receive, on account of such Allowed Secured Claim, Cash from the Buyer equal to its Allowed Secured Claim, or such lesser amount to which the holder of such Allowed Secured Claim shall agree, subject to, and otherwise in accordance with, Article VI hereof; or

          4. the holder of such Allowed Secured Claim shall retain the Lien securing such Claim (except to the extent the holder of the Allowed Secured Claim agrees in writing) to the extent of the Allowed amount of such Claim and receive, on account of such Allowed Secured Claim, deferred Cash payments over a period the term of which either has been agreed to by the Debtors and/or the Buyers and the holder of such Allowed Secured Claim prior to the Confirmation Hearing or fixed by the Court at the Confirmation Hearing, pursuant to 1129(b)(2)(A)(i)(II) of the Code, totaling at least the amount of such Allowed Secured Claim which, calculated as of the Effective Date, equals at the least the value of the lesser of such holder's interest or the applicable Debtor's interest in such property.

     C. Class Three. The Old Lenders have been paid in full and shall receive no further distributions or retain any interest in property on account of their Class Three Claims.

     D.        Class Four.  The holder of each Allowed
Unsecured Convenience Claim shall be entitled to receive from the Trust on the later to occur of the Initial Distribution Date or within thirty (30) calendar days after the date the Claim becomes an Allowed Claim, on account of such Claim, Cash in the amount of eighty percent (80%) of such Allowed
Unsecured Convenience Claim, subject to, and otherwise in accordance with, Article VI hereof.

     E.        Class Five.  Each of the Allowed Unsecured
Claims in Class Five shall be treated as follows:

          1. on the Initial Distribution Date, each holder of an Allowed Unsecured Claim as of the Effective Date shall be entitled to receive from the Trust, on account of such Allowed Unsecured Claim, Cash equal to its Pro
     Rata share of the Unsecured Creditors' Cash
     Distribution Amount, subject to, and otherwise in accordance with, Article VI hereof;

          2. within the time periods provided in Section 6.5(a), each holder of an Allowed Unsecured Claim as of a date subsequent to the Effective Date shall receive from the Trust, on account of such Allowed Unsecured Claims, Cash equal to the Pro Rata share of the Unsecured Creditors Cash Distribution Amount, subject to, and otherwise in accordance with, Article VI, hereof;

          3. within the time periods provided in Section 6.5(b) hereof, each holder of an Allowed Unsecured
     Claim in this Class as of the Claim Date shall receive from the Trust, on account of such Allowed Unsecured Claim, the distributions to which it is entitled under
     Section 6.5(b) hereof.

     F. Class Six. On the Initial Distribution Date, each holder of a Preferred Stock Interest as of the Equity Record Date shall receive from the Trust a distribution of its Pro Rata share of $500,000.00.
Under this Plan, none of the creditors or shareholders will be paid in full. Under a strict reading of 1129 of the Code, unless all Classes of Creditors and shareholders accept (i.e., vote to approve) this Plan, the Court may be unable to confirm this Plan as currently drawn. Likewise, the Court may be unable to confirm this Plan, as currently drawn, because the holders of Gander Mountain Stock may receive their Pro
Rata share of a $500,000.00 distribution, although the holders of Gander Mountain Preferred Stock will receive less than a one hundred percent distribution.
Therefore, if the holders of in excess of one-third in amount of the Allowed Interests in Class Six vote to reject this Plan, and such vote is not withdrawn or otherwise deemed to be an affirmative vote, or if a member of Class Six objects to confirmation (and said objection is not withdrawn) based, in part, on the proposed distribution to any shareholder and the Court concludes that the Plan cannot be confirmed as a result thereof (the "Trigger Event"), then, without the need for further action by any party or entry of Court
Order, the proposed distributions to Class Six and Class Seven shall be rescinded and cancelled.

     G.        Class Seven.  On the Initial Distribution
Date, each holder of a Common Stock Interest as of the Equity Record Date shall receive from the Trust its Pro
Rata share of $500,000.00. Under this Plan, none of the Creditors or shareholders will be paid in full. Under a strict reading of 1129 of the Code, unless all Classes of Creditors and shareholders accept (i.e., vote to approve) this Plan, the Court may be unable to confirm this plan as currently drawn. The Court may be unable to confirm this Plan, as currently drawn, because the holders of Gander Mountain Stock may receive their Pro Rata share of a $500,000.00 distribution, although the holders of Gander Mountain
Preferred Stock will receive less than a one hundred percent distribution. Therefore, if the Trigger Event occurs, then, without the need for further action by any party or entry of Court Order, the proposed distributions to Class Six and Class Seven shall be rescinded and cancelled.

     H. Classes Eight and Nine. Gander Mountain, the only holder of the Interests in these Classes, will not receive or retain any property on account of such Interests by virtue of the Merger.

     I. Class Ten. Gander Mountain, the holder of the only Claims in this Class shall receive the benefits of the Merger and these Claims shall be contributed to capital.

     J.        Class Eleven.  Holders of Interests in this
Class shall not receive any distribution whatsoever on account of such Interests. In addition, all agreements relating to the Pre-Petition Warrants, or Pre-Petition
Stock Options shall be deemed terminated, provided that, any and all Claims arising therefrom which are Allowed shall be deemed to be subordinated pursuant to the provisions of 510(b) of the Code, and such holders shall receive no distribution on account of any such Allowed Claims.

                         ARTICLE VI

             PROVISIONS GOVERNING DISTRIBUTIONS

          The following shall constitute the means of distribution to the holders of Allowed Claims and Interests in their respective Classes:

VI.
     A.        Authority to Make Distributions.  On each
Distribution Date as is specified in this Plan, the Trustee shall make all distributions to persons holding
Claims or Interests classified in Classes Four, Five,
Six and Seven. The Buyer shall make all other distributions required by this Plan. The Trustee may employ or contract with other entities to assist in or make the distributions required by this Plan.

     B. Distributions of Cash. Any entity required to make distributions hereunder may withhold such distributions until such time as the entity entitled to receive such distributions complies with the provisions of Section 11.5 hereof.

     C.        Convenience Claims Estimate.  The Debtor and
Committee shall determine the aggregate dollar amount of Convenience Claims which have not been Allowed as of the Effective Date and multiply that amount by 80% (the
"Convenience Claims Estimate").

     D.        Initial Distributions.  On the Initial
Distribution Date, or with respect to any holder of an Allowed Claim or Interest such later date as such holder complies with the provisions of Section 11.5 hereof, the Trustee, in accordance with Section 6.8 hereof and with the Trust Agreement shall distribute from the Cash received from the Buyer the Cash to which the holders of Allowed Claims and Interests as of the Effective Date in Classes Four through Seven are entitled to such holders of Allowed Claims and Interests.

     E.        Secondary and Final Distributions.

          1. Within thirty (30) calendar days after any Unsecured Convenience Claim or Unsecured Claim that was a Disputed Claim on the Effective Date becomes an Allowed Claim, or such later date as such holder complies with the provisions of Section 11.5 hereof, the Trustee, in accordance with Section 6.8 hereof and with the Trust Agreement, shall distribute from the amounts reserved for such purpose the Cash to which the holder of such Allowed Claim is entitled.

          2. On the date which is thirty (30) calendar days after the Claim Date, or with respect to any holder of an Allowed Unsecured Claim such later date as such holder complies with the provisions of Section
     11.5 hereof, the Trustee, in accordance with Section
     6.8 hereof and with the Trust Agreement, shall allocate and distribute any remaining Cash held in reserve to holders of Allowed Unsecured Claims.

     F. Timing of Distributions. Except as otherwise provided in this Article VI, or as may be ordered by the Court, all distributions shall be made on the respective Distribution Dates as specified in this Plan, or as soon as practical thereafter but no later than fifteen (15) calendar days after the respective
Distribution Dates, and all distributions shall be deemed timely made if made on such respective
Distribution Dates or within fifteen (15) calendar days after such respective Distribution Dates.

     G.        Disputed Payments.  In the event of any
dispute between and among the holders of Claims or Interests as to the right of any Person to receive or retain any payment or distribution to be made to such Person under this Plan, the party required to make the distribution may, in lieu of making such payment or distribution to such Person, instead hold such payment or distribution until the disposition thereof shall be determined by the Court.

     H. Delivery of Distributions in General. Except as hereinafter provided, distributions to holders of Allowed Claims, Preferred Stock Interests or Common
Stock Interests shall be made: (a) at the addresses set forth in the proofs of claim filed by such holders;
(b) at the addresses set forth in any written notices of address change delivered to the Debtors (or, after the Effective Date, the Trustee); or (c) if the information described in clauses (a) or (b) is not available, at the addresses reflected in the Debtors' schedules of liabilities or the stock register as maintained by or on behalf of Gander Mountain on the Equity Record Date.

     I.        Distributions Held by Trustee.  If the
distribution to any holder of an Allowed Claim, Preferred Stock Interest or Common Stock Interest is returned to the Buyer, the Trustee or any of the Debtors as undeliverable, no further distributions shall be made to such holder, but shall be retained by the Buyer or Trustee, as applicable, subject to Section
6.10 hereof, unless and until the Trustee or Buyer is notified in writing of such holder's then-current address, at which time all previously missed distributions shall be mailed to such holder.
Undeliverable distributions shall remain in the possession of the Trustee or Buyer, as applicable, subject to Section 6.10 hereof, until such time as a distribution becomes deliverable. Undeliverable Cash shall be held in trust in an interest-bearing bank account in the name of the Trustee or Buyer, as applicable, for the benefit of the potential Claimants of such funds.

     J. Undeliverable Distributions. Any holder of an Allowed Claim, (other than a Claim arising under 507(a)(8) of the Code), a Preferred Stock Interest or a Common Stock Interest that does not assert a right to receive a distribution of Cash pursuant to this Plan with respect to an undeliverable distribution within one (1) year after the applicable Distribution Date shall have its right to receive such undeliverable distribution discharged and shall be forever barred from asserting any such right for an undeliverable distribution against the Trustee, the Buyer, or the Debtors, or the property of the Debtors or the Buyer, or the Trust. To the extent that following all distributions required by the Plan any undeliverable
Cash is held by the Trust, the Trustee shall distribute such Cash Pro Rata to the holders of Allowed Class Five
Claims. Checks issued by the Trustee or Buyer in respect of distributions to the holders of Allowed
Claims shall be null and void if not cashed within sixty (60) calendar days of the date of issuance thereof. Requests for the reissuance of any check shall be made directly to the Trustee or Buyer, as applicable, by the holder of the Allowed Claim with respect to which such check was originally issued. Any
Claim or Interest in respect of such a check voided pursuant to this Section shall be made on or before the first anniversary of the applicable Distribution Date.
After such date, all Claims in respect of a check voided pursuant to this Section shall be discharged and forever barred. Nothing contained in this Plan shall require any of the Debtors, the Buyers or the Trustee to attempt to locate any holder of an Allowed Claim, a Preferred Stock Interest or a Common Stock Interest.

     K. Distributions of Fractional Cents. Whenever any payment of a fraction of a cent would otherwise be called for, the actual payment shall reflect a rounding down of such fraction to be nearest, lowest whole cent.
No consideration shall be provided in lieu of the fractional cents that are rounded down.

     L.        Full and Final Satisfaction.  Except as
otherwise expressly provided herein, full and complete performance by the Debtors hereunder shall be in full and final satisfaction, settlement, release and discharge of all Claims and Interests.

                      ARTICLE VII

              MEANS FOR IMPLEMENTING THE PLAN

          In addition to the provisions set forth
elsewhere in this Plan regarding the means of implementation, the following shall constitute the means of implementing this Plan.

VII.
     A.        Discharge of Liens on Property.  As of the
Effective Date, all Liens on or interests in the Debtors' property, or Property of the Estates, except to the extent granted pursuant to express agreement by the Buyer, upon the holder of the Lien receiving the distribution to which it is entitled pursuant to the Plan, are discharged pursuant to this Plan. Any Liens preserved pursuant to this Section, shall be preserved in the order of priority as said Liens have by operation of law.

     B. Corporate Action. On the Effective Date, the provisions contained in Article II hereof shall be implemented and the Restated Articles and Bylaws shall be effective. The following shall be deemed to have occurred and be effective as provided herein, and shall be authorized and approved in all respects, without any requirement of further action by either the shareholders or directors of the Debtors, and with like effect as if such actions had been taken by unanimous action of the shareholders and directors of the Debtors as applicable, and the entry of the Confirmation Order shall constitute approval of: (a) the Merger of GRS and GMO, into Gander Mountain, (b) adoption of the Restated Articles and Bylaws, (c) the election of the board of directors and officers of Gander Mountain delineated in Section 2.1(c), (d) the distribution of Cash; (e) the Holiday Agreement and all transactions necessary to implement the Holiday Agreement, (f) the creation of the Trust, and (g) the implementation of the other matters provided for under this Plan, including corporate action to be taken by or required of the Debtors, and all agreements and transactions provided for, or contemplated, in this Plan.

     C. Wind up. The Trustee is authorized to take all reasonable and necessary actions to wind up the affairs and corporate existence of the Debtors, including the filing of all documents required to be filed with state and federal officials in order to effectuate such wind up.

     D. Funding of Post Confirmation Expenses, Costs and Fees. As a part of its obligations under the Holiday Agreement, the Buyer has agreed to pay the reasonable fees, costs and expenses incurred by the Trustee in connection with the performance of the Trustee's duties, obligations and rights under the Plan and the Trust Agreement, including without limitation the fees, costs and expenses of professionals retained by the Trustee, expenses and costs incurred by the Advisory Committee, and the fees, expenses, costs, premiums and other expenses (other than overhead charges) incurred by the Trustee and the Trust. Said payment shall be by way of reimbursement, in that the Trust may advance its own expenses (including the fees, costs and expenses of the Trustee and the Trust's professionals) and the Trust shall periodically send requests for reimbursement of such fees, costs and expenses to the Buyer. The Court retains jurisdiction to determine any dispute as to the reasonableness of any such reimbursement request, and the Trustee may, by motion filed with the Court compel Buyer to pay any request for reimbursement of reasonable fees, costs and expenses of the Trust. This retention of jurisdiction is in addition to, and does not limit the provisions of, Article X of this Plan. Nothing herein shall create or be deemed to create an attorney-client or a fiduciary relationship by or among the Trustee, any employee, agent or professional retained by the Trustee, on the one hand, and the Buyer, on the other hand. The Trustee shall maintain reasonable reserves to pay fees, expenses and costs of the Trust and its professionals, pending the conclusion of these Cases and the entry of a final decree in each Case.

     E.        Resolution of Disputed Claims and Interests.

          1. The Court shall have exclusive jurisdiction to hear and determine disputes concerning Claims and Interests, and any motions to compromise or settle such disputes.

          2.        Notice of any hearing or a dispute,
     compromise or settlement of a disputed Claim or Interest need only be given to the party making objection, the holder of such Disputed Claim or Interest, the Buyer and to the Trustee.

     F.        Distributions Provisions Relating to Disputed
Claims and Interests.

          1. Any Cash to which a holder of a Disputed Claim or Interest otherwise would be entitled if it were an Allowed Claim or Interest, shall not be distributed to the holder of such Claim or Interest unless and until it shall become an Allowed Claim or Interest.

          2. No holder of a Disputed Claim or Interest shall have any right to Cash reserved with respect to such Claim or Interest until such Disputed Claim or Interest shall become an Allowed Claim or Interest. In no event shall the Debtors, the Buyer, the Trust, or Trustee have any responsibility or liability for any loss or diminution in the value of any reserved distribution or for any amount deposited in the reserve.

          3. If, and to the extent, a Disputed Claim or Interest becomes an Allowed Claim or Interest, or with respect to any holder of such an Allowed Claim or Interest such later date as such holder complies with the provisions of Section 11.5 hereof, the Buyer or the Trustee, as the case may be, shall make distributions to such holder in accordance with this Plan.

          4. Notwithstanding any other provision of this Plan or the documents referred to by this Plan, the Advisory Committee may direct the Trustee to make one or more distributions to the holders of Disputed
     Claims, based on the distributions which such holders would otherwise be entitled to receive based on the undisputed portions of such Claims if their Claims had not been objected to, if any. This power of direction may not be used to select individual Disputed Claims for payment; the Advisory Committee may only direct the Trustee to make distributions on the undisputed portions of all Disputed Claims, or none at all.

     G.        Retention of Claims; Waiver of Certain
Avoidance Claims. Except as expressly provided to the contrary in this Plan, or any other contract, instrument, release, indenture or other agreement entered into in connection with this Plan, in accordance with 1123(b) of the Code, all Claims and causes of action of the Debtors or either of them, including, but not limited to, Avoidance Claims, together with the proceeds thereof, are reserved for, assigned to, and shall be and remain property of the Trust provided, however, that upon the Effective Date of this Plan, all Avoidance Claims other than Avoidance
Claims based upon a failure to comply with the provisions of Chapter 406 of the Wisconsin Statutes
(The Uniform Commercial Code - Bulk Transfers) or for the avoidance of judgment or consensual liens against the Debtors or their property and receivers obtained thereon, shall be waived, relinquished and released without further action by the Debtors, the Trust or any other Person. Except as provided in the previous sentence, all Claimants shall be deemed to have assigned to the Debtors and to have waived, relinquished and released any and all of their rights and Claims, if any, in or to any Claims or causes of action of the Debtors or either of them and Avoidance
Claims.

     H. Claims Following Avoidance. Any person that is adversely affected by virtue of the recovery of property by any of the Debtors or the Trust on account of an Avoidance Claim and that wishes to make a Claim against any of the Debtors or the Trust arising therefrom, shall do so by filing with the Court and serving on the Trustee proof thereof within thirty (30) calendar days of either (i) the date of a Final Order of the Court directing the repayment to the Trust the amount the Court has determined is recoverable on account of such Avoidance Claim or (ii) the effective date of any agreement between such party in interest and either the applicable Debtor or the Trust which finally resolves such Avoidance Claim. Any such Claim not filed within such thirty (30) calendar day period shall be forever barred. The Trustee shall have until the Resulting Claim Date to object to such Claim. If the Trustee fails to object within the time provided herein, the Claim shall be an Allowed Unsecured Claim.

     I.        Post-Confirmation Exercise of Trustee's
Powers. After the Effective Date, the Trust as a representative of the Debtors' Estates, shall have and retain the powers of a trustee as prescribed by the Code for all purposes, including to seek recovery of property on account of Avoidance Claims which have not been released pursuant to Section 7.7 hereof. The
Trustee, subject to the control of the Advisory
Committee, is authorized to pursue or not to pursue and resolve any adversary proceeding or Avoidance Claim held by any Debtor prior to the Effective Date in any manner that the Trustee, in the exercise of its sound business judgment, deems advisable but subject to the control of the Advisory Committee. No party shall have any right whatsoever to compel the Trustee to pursue any Avoidance Claim or to make any Claim against the Trustee, its agents, employees or attorneys with respect to any action taken or not taken in connection with Avoidance Claims.

     J. Employment of Professionals. The Trustee is authorized without further Order of the Court to employ and compensate counsel and other professionals following the Effective Date on terms the Trustee deems appropriate for any purpose, including, without limitation, liquidation and collection of Avoidance
Claims, pursuit of any adversary proceeding filed prior to or subsequent to the Confirmation Date, and resolution of the Disputed Claims.

     K.        Releases.  The following releases are
provided in addition to certain releases provided elsewhere in this Plan.

          1. The Debtors and any successor thereto or any assign thereof, the Advisory Committee, the Trust, the Trustee, (to the extent that the Advisory Committee, the Trust, or the Trustee is a successor or assignee of the Debtors) and the Buyer hereby release and are permanently enjoined from any prosecution or attempted prosecution of any and all actions, causes of action, Claims, liabilities, demands and obligations of any kind or nature whatsoever either in law or in equity which any or all of them have, may have or claim to have against any present or former director, officer, agent, attorney, member or employee of any of the Debtors, provided however, that the foregoing will not operate as a waiver of or release from any action, cause of action, Claim, liability, demand or obligation arising out of any express contractual obligation owing by any such director, officer, agent, attorney or employee to any of the Debtors or any reimbursement obligations of any such director, officer or employee with respect to a loan or advance made by either of the Debtors to such director, officer, agent or employee.

          2. All parties in interest hereby release and are permanently enjoined from any prosecution or attempted prosecution of any and all actions, causes of action, Claims, liabilities, demands and obligations of any kind or nature whatsoever, either in law or in equity, to the extent derivative from or through the Debtors, which any party in interest either individually or collectively with other Persons has, may have or claim to have against any present or former director, officer, agent, attorney or employee of any of the Debtors.

     L. Payment of U.S. Trustee's Fees. All fees payable under 28 U.S.C. 1930 shall be paid by the Buyer on the Effective Date and thereafter as they accrue and become due.

     M. The Committee. The Committee shall dissolve on the Effective Date, whereupon its members, professionals and agents shall be released from further duties and responsibilities under the Bankruptcy Code in these cases. As provided for in Section 10.2 of this Plan, the Trustee shall be deemed to have substituted its appearance for the Committee with respect to any contested matter or adversary proceeding which is pending on the Effective Date. With the consent of the Trustee and the professionals, professionals employed by the Committee as of the Effective Date may represent the Trustee in such contested matters and proceedings and other matters, upon and after the Effective Date.

     N.        Closing of the Holiday Agreement.  The
Holiday Agreement shall be closed by the parties thereto as soon as possible after the Confirmation
Date, unless a party obtains a stay of the Confirmation
Order and posts a cash bond in an amount no less than $25,000,000 secured by good funds or negotiable securities acceptable to the clerk of the Court, or such other bond as the Court may approve after notice and a hearing.

                     ARTICLE VIII

       CONDITIONS PRECEDENT TO EFFECTIVENESS OF PLAN

VIII.
     A.        Conditions to the Effective Date.  The
occurrence of the Confirmation Date is a condition for this Plan to be effective and for the Effective Date to occur.

                         ARTICLE IX

          EXECUTORY CONTRACTS AND UNEXPIRED LEASES

IX.
     A.        Rejection of Contracts Not Listed on Exhibit.
To the extent that Executory Contracts have not previously been rejected, assumed, or assumed and assigned by Final Order of the Court entered prior to the Confirmation Date, all remaining Executory
Contracts other than those listed on Exhibit 9.2 hereto, or those assumed or rejected by virtue of other provisions of the Plan, shall be and are hereby rejected. Any party in interest that wishes to make a Claim arising out of the rejection of an Executory
Contract pursuant to this Plan shall do so by filing with the Court and serving on the Trustee proof thereof within thirty (30) calendar days of the Confirmation
Date or be forever barred. The Trustee shall have until the Rejection Claim Date to object to such Claim.
If there shall be no objection filed within the time provided herein, the Claim shall be an Allowed
Unsecured Claim. Any personal property that is the subject of a rejected Executory Contract may be recovered by the party to such Executory Contract upon reasonable notice to the Buyer and the Trustee during normal business hours after the Confirmation Date at such party's sole cost unless the Buyer and the Trustee and such party agree upon an agreement allowing the Trustee and/or the Buyer to retain such property.

          B.        Contracts Assumed without Modification.  Any
Executory Contracts identified on Exhibit 9.2 are hereby assumed and assigned to Buyer as described on
Exhibit 9.2 attached hereto. To the extent that it is necessary to make a payment to cure any default in order to assume any Executory Contract identified on
Exhibit 9.2 pursuant to 365 of the Code, said payment shall be made by the Buyer on the Effective Date.

                         ARTICLE X

                 RETENTION OF JURISDICTION

          Until the Chapter 11 Cases are closed, the Court may retain jurisdiction to insure that the purpose and intent of this Plan are carried out, and to hear and determine all Claims against the Debtors and the Trust and to enforce all causes of action which may exist on behalf of the Debtors. In addition, the Court may retain jurisdiction to amend or modify the Plan to the extent and under the circumstances that the Court deems appropriate, as permitted by the Bankruptcy Code and Rules.

          Notwithstanding confirmation of the Plan or occurrence of the Effective Date, the Court may also retain jurisdiction for the following purposes:

X.
     A.        Disputes Concerning Plan.  To hear and
determine any dispute arising under this Plan, any disputes with respect to distributions made pursuant to this Plan, the Holiday Agreement, or the Trust
Agreement;

     B. Adjudication. To adjudicate any adversary proceedings or contested matter which may be commenced or maintained pursuant to this Plan, including, without limitation, any adversary proceeding or contested matter with respect to an Avoidance Claim, proceedings to adjudicate the allowance of Disputed Claims and all controversies and issues arising from or relating to any of the foregoing; provided, however, that the Trust shall be deemed to have substituted itself for the Debtor(s) and/or the Committee in any such proceeding, without the need of further action by any party or entry of Court order;

     C. Effectuate Plan. To make such orders as are necessary or appropriate to carry out the provisions of this Plan;

    D. Plan Implementation Power. To make such other orders or give such direction as may be appropriate under 1142 of the Code;

     E. Claim and Interest Allowance. To adjudicate all Claim objections or estimations filed by the Trustee or other parties in interest in the Chapter 11
Cases and to determine the allowability of Claims and Interests;

     F. Plan Amendment. To consider and order any amendments to the Plan as may be requested pursuant to
Section 11.1 of this Plan;

     G. Executory Contracts. To hear and determine all requests to assume or assume and assign, and all Claims arising from the rejection of, Executory
Contracts;

     H.        Administrative Expenses.  To hear and
determine all applications or requests for payment of Claims entitled to priority under 507(a)(1) of the Code, including fee applications or fee disputes involving the fee applications of professionals employed during the Chapter 11 Cases for services rendered prior to confirmation of the Plan;

     I.        Enforce Orders.  To enforce all orders
previously entered by the Court;

     J. Consummation. To implement the provisions of this Plan and enter orders in aid of confirmation and consummation of the Plan including such orders as may be requested by the Trustee and/or the Buyer under this Plan; and

     K.        Final Decree.  To enter a final decree
closing the Chapter 11 Cases.

                      ARTICLE XI

                  MISCELLANEOUS PROVISIONS

XI.
     A. Amendment or Modification of Plan. Prior to the entry of the Confirmation Order, the Proponents of this Plan may jointly propose amendments or modifications to this Plan in accordance with the Code upon notice to those Creditors and parties in interest as required. After confirmation of the Plan, with the approval of the Court, and without the necessity of approval of a Disclosure Statement, the Trustee at the direction of the Advisory Committee may propose amendments or modifications to the Plan to remedy any defect, omission or inconsistency in the Plan or in the Confirmation Order in such manner as may be necessary to carry out the purposes and effect of the Plan.

     B.        Effective Date.  The Plan shall become
effective upon the Effective Date.

     C. Revesting of Property of the Estate. Except as otherwise expressly provided in the Plan, or the Holiday Agreement, on the Effective Date, the Buyers shall be vested with the property of the Debtors and the property of the Estates transferred to the Buyer pursuant to the Holiday Agreement free and clear of all Claims, Liens, encumbrances, charges and other interests of Creditors and holders of Interests. After the Effective Date, the Trust may operate free of any restrictions imposed by the Code or the Court except as specifically authorized by the Plan.

     D.        Equity Record Date.  As of the Equity Record
Date, with respect to Common Stock Interests and Preferred Stock Interests, the transfer ledgers or registers and any other records determining record ownership of Gander Mountain Stock and Gander Mountain
Preferred Stock shall be closed and there shall be no further changes in the record holders of Common Stock
Interests and Preferred Stock Interests. For purposes of the treatment provided to the holders of Common
Stock Interests and Preferred Stock Interests pursuant to Section 5.6 and Section 5.7 hereof, Gander Mountain shall have no obligation to recognize any thereafter occurring transfers of Preferred Stock Interests and Common Stock Interests, but shall be entitled instead to recognize only those Persons who were holders of Preferred Stock Interests and Common Stock Interests as of the close of business on the Equity Record Date.

     E. Surrender of Pre-Petition Securities and Evidences of Indebtedness and Cancellation of Securities.

          1. As a condition to participation under the Plan, (i) a holder of a security that desires to receive the property to be distributed on account of an Interest evidenced by such security, and (ii) the holder of a note, debenture or other evidence of indebtedness of any or all of the Debtors that desires to receive the property to be distributed on account of an Allowed Claim based on such note, debenture or other evidence of indebtedness shall surrender such security, note, debenture or other evidence of indebtedness to the Trustee or Buyers, as applicable, and shall execute and deliver such other documents as are necessary to effectuate the Plan (including, without limitation, releases of Liens and security interests securing such note, debenture or other evidence of indebtedness for public recordation). If no surrender of such a security, note, debenture or other evidence of indebtedness occurs, and an Interest holder or a Claimant, as applicable, does not provide an affidavit in form and substance reasonably satisfactory to the Trustee or Buyer, as applicable, that such security, note, debenture or other evidence of indebtedness was lost, stolen or destroyed, then no distribution may be made to any Interest holder or Claimant whose Claim is based on such security, note, debenture or other evidence of indebtedness thereof.

          2. Holders of securities, notes, debentures or other evidences of indebtedness who fail, promptly, but within the time prescribed by 1143 of the Code, to surrender such securities, notes, debentures, or other evidences of indebtedness or to provide an acceptable affidavit that such security, note, debenture or other evidence of indebtedness is lost, stolen or destroyed, shall not participate in the distributions under the Plan. In such an event, the distributions otherwise distributable to such holders, together with accrued interest, dividends or distributions thereon, will become the property of and shall be released to the Trust to be distributed Pro Rata to holders of Allowed Class Five Claims.

          3.        All Common Stock Interests, Preferred Stock,
     Pre-Petition Warrants and Pre-Petition Stock Options shall be cancelled as of the Effective Date; provided, however, that the right to receive distributions pursuant to this Plan shall survive such cancellation.

     F. Withdrawal of Plan. The Proponents reserve the right, at any time prior to entry of the Confirmation Order, to revoke and withdraw the Plan;
provided, however, the Debtors may unilaterally withdraw the Plan if they are required by their fiduciary duties to do so. If the Debtors or the Proponents revoke or withdraw the Plan prior to entry of the Confirmation Order, or if entry of the Confirmation Order does not occur, then the Plan shall be deemed null and void. In such event, nothing contained in the Plan shall be deemed to constitute a waiver or release of any Claims by or against the Debtors or any other Person or to prejudice in any manner the rights of the Debtors or any Person in any further proceedings involving the Debtors.

     G.        Distributions Made On Business Days.
Whenever any distribution to be made under the Plan is due on a day other than a Business Day, such distribution will instead be made, without interest, on the next Business Day.

     H. Headings. The headings used in the Plan are inserted for convenience only and neither constitute a portion of the Plan nor in any manner affect the provisions of the Plan.

     I. Successors and Assigns. The rights, benefits and obligations of any Person named or referred to in the Plan will be binding upon, and will inure to the benefit of, the heir, executor, administrator, successor or assign of such Person.

     J.        Release Relating to Plan and Disclosure
Statement.  Neither the Debtors, the Buyers, the
Committee, nor any of the Persons which have been appointed pursuant to 1102 of the Code to serve as a member of the Committee, nor any of the respective attorneys, agents, advisors or representatives of or for any or all of the Debtors, Buyers, or the Committee, shall have or incur any liability or obligation of any kind to any Creditor, any Debtor, the Committee or any other Person or entity for any act, omission or other occurrence taking place on or prior to the Effective Date in connection with or arising out of the formulation, preparation, approval or dissemination of the Disclosure Statement or the formulation, preparation, dissemination, implementation, confirmation, consummation or administration of the Plan or the property to be distributed under the Plan, or any other matter relating to these Chapter 11 Cases except to the extent any such liability or obligation arises out of such Person's or entity's failure to act in good faith, provided, however, that nothing in this Section 11.10 shall in any way affect the rights of any party to enforce the Plan and the contracts, instruments, releases and other agreements or documents delivered thereunder.

     K. Applicable Law. Unless a rule of law or procedure is supplied by (a) federal law (including the Code and the Rules of Bankruptcy Procedure) or (b) an express choice of law provision in any agreement, document or instrument, the laws of the State of Wisconsin shall govern the construction of the Plan and any agreements, documents, and instruments executed in connection with the Plan.

     L.        Severability.  If prior to the Confirmation
Hearing, any term or provision of the Plan which does not govern the treatment of Claims or Interests is held by the Court to be invalid, void or unenforceable, the Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practical, consistent with the original purpose of the terms or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

     M. Computation of Time. In computing any period of time prescribed or allowed by the Plan, the provisions of Rule of Bankruptcy Procedure 9006(a) will apply.

     N.        Plan Provisions Not Admissions.
Notwithstanding anything herein to the contrary, nothing contained in the Plan shall be deemed an admission by any Debtor or the Committee with respect to any matter set forth herein including, without limitation, liability on any Claim or the propriety of any Claim's classification.

     O. Counterparts. This Plan may be executed in any number of counterparts, each of which shall constitute an original, all of which, together, shall constitute one and the same instrument.


                        ARTICLE XII

                    CONFIRMATION REQUEST

          The Debtors request confirmation of this Plan under 1129(b) of the Code if any impaired Class does not accept this Plan.

          Dated this 16th day of December, 1996.



                                        GANDER MOUNTAIN, INC., Debtor


                                        By:

                                        GMO, INC., Debtor


                                        By:


                                        GRS, INC., Debtor


                                        By:

                                        HOLIDAY STATIONSTORES, INC.,
                                        Buyer


                                        By:


                                        OFFICIAL COMMITTEE OF
                                        UNSECURED CREDITORS


                                        By:

                                        GODFREY & KAHN, S.C.
                                        Attorneys for GANDER MOUNTAIN, INC.


                                        By:
                                        Howard A.Schoenfeld
                                        780 North Water Street
                                        Milwaukee, WI 53202-3590
                                        (414) 273-3500

                                        QUARLES & BRADY
                                        Attorneys for GRS, INC.


                                        By:
                                        Andrew M. Barnes
                                        411 East Wisconsin Avenue
                                        Milwaukee, WI 53202
                                        (414) 277-5000

                                        MCNALLY, MALONEY & PETERSON, S.C.
                                        Attorneys for GMO, INC.


                                        By:
                                        Michael S. Polsky, Esq.
                                        2600 North Mayfair Road, Suite 1080
                                        Milwaukee, WI 53226
                                        (414) 257-3399

                                        FAEGRE & BENSON
                                        Attorneys for HOLIDAY
                                        STATIONSTORES, INC.


                                        By:
                                        Dennis M. Ryan, Esq.
                                        2200 Norwest Center
                                        90 South Seventh Street
                                        Minneapolis, MN 55402-3901
                                        (612) 336-3000

                                        HOLLEB & COFF, Attorney for
                                        Official Committee


                                        By:
                                        Bruce Dopke, Esq.
                                        55 East Monroe Street, Suite 4100
                                        Chicago, IL 60603-5896
                                        (312) 807-4600


                                        VON BRIESEN, PURTELL & ROPER, S.C.,
                                        Local Attorney for Committee


                                        By:
                                        Randall D. Crocker, Esq.
                                        411 East Wisconsin Avenue, Suite 700
                                        Milwaukee, WI 53202
                                        (414) 276-1122
                       APPENDIX

                       DEFINED TERMS

     A.        "Administrative Expense Claim" shall mean any
Claim or request for payment made or arising pursuant to 503 of the Code including, but not limited to, all amounts due under the DIP Financing Documents and the DIP Financing Orders.

     B. "Advisory Committee" shall have the meaning assigned to such term in Section 2.6.

     C.        "Allowed" shall mean:

          1.        with respect to a Claim, other than an
Administrative Expense Claim:

               a) that proof of such Claim has been filed with the Court on or before the Bar Date, or within the time frame fixed by this Plan if such Claim is either (A) a Claim arising out of the recovery of property by either of the Debtors on account of an Avoidance Claim or (B) a Claim arising from the rejection of an Executory
          Contract pursuant to this Plan, to the extent that any of the foregoing is not otherwise a Disputed Claim;

               b) that such Claim is scheduled in the Debtors list of Creditors prepared and filed with the Court and not listed as disputed, contingent or unliquidated as to amount, to the extent that it is not otherwise a Disputed Claim; or

               c) that such Claim is otherwise allowed pursuant to a Final Order of the Court; and

          2.        with respect to an Administrative Expense
Claim:

               a) that an application for payment of such Administrative Expense Claim, if required under the Code, hereunder, or by order of the Court, has been filed with the Court on or before any applicable deadlines set by the Court, and such application has been approved and allowed by Final Order of the Court;

               b) that such Administrative Expense Claim is not subject to dispute and has become due and owing in the ordinary course of the Debtors' business;

               c) that such Administrative Expense Claim arises by virtue of the assumption of an Executory Contract pursuant to 365 of the Code, which assumption has been approved by Final Order of the Court; or

               d) that such Administrative Expense Claim of CIT arises from the DIP Financing Documents and the DIP
          Financing Orders (subject to the Debtors' right to dispute any components of such Claim in accordance with the terms of the DIP Financing Documents and the DIP
          Financing Orders).

     D. "Allowed Administrative Expense Claim" shall mean an Administrative Expense Claim which is Allowed.

     E. "Allowed Claim" shall mean a Claim which is Allowed.

     F. "Allowed Interest" shall mean an Interest which is Allowed.

     G.        "Allowed Priority Claim" shall mean a
Priority Claim which is Allowed.

     H.        "Allowed Secured Claim" shall mean a Secured
Claim which is Allowed.

     I. "Allowed Unsecured Convenience Claim" shall mean an Unsecured Convenience Claim which is Allowed.

     J.        "Allowed Unsecured Claim" shall mean an
Unsecured Claim which is Allowed minus any Insured
Portion.

     K. "Avoidance Claim" shall mean a claim or cause of action made under or pursuant to 544, 545, 546, 547, 548, 549 or 550 of the Code.

     L. "Ballot" shall mean the ballot distributed soliciting votes to accept or reject the Plan.

     M. "Bar Date" shall mean the date established by Final Order as the last date for filing proofs of claim against the Debtors, except (a) as extended by Final
Order of the Court, and (b) with respect to Claims arising from the rejection of an Executory Contract
(other than Executory Contracts rejected pursuant to this Plan), the date established by the Court's order authorizing such rejection, but in no event prior to the date otherwise generally established by Final
Order.

     N.        "Business Day" shall mean any day except
Saturday, Sunday or any other day on which commercial banks are authorized by law to close in the State of Wisconsin.

     O.        "Buyer" shall mean Holiday.

     P.        "Cash" shall mean cash, cash equivalents
(including personal checks drawn on a bank insured by the Federal Deposit Insurance Corporation, certified check and money orders) and other readily marketable direct obligations of the United States of America and certificates of deposit issued by banks.

     Q.        "Chapter 11 Cases" or "Cases" shall mean the
Chapter 11 bankruptcy reorganization cases, In re
Gander Mountain, Inc., Case No. 96-26478-RAE, In re
GMO, Inc., Case No. 96-26480-RAE, and In re GRS, Inc.,
Case No. 96-26479-RAE, in the United States Bankruptcy
Court for the Eastern District of Wisconsin.

     R.        "CIT" shall mean the CIT Group/Business
Credit, Inc.

     S. "Claims" shall have the meaning assigned to such term in 101 of the Code.

     T.        "Claim Date" shall mean the date which is ten
(10) calendar days following the date on which (a) all Disputed Claims that are Class Four or Class Five
Claims are either resolved pursuant to a Final Order of the Court or the objection to the allowance thereof or application to limit the recovery thereon has been withdrawn and (b) all Avoidance Claims which are not released or waived by the Plan are either resolved pursuant to a Final Order of the Court or released or waived.

     U.        "Claimant" shall mean the holder of a Claim.

     V. "Class" shall mean a category of holders of Claims or Interests defined in Article III hereof.

     W. "Class One" shall have the meaning assigned to such term in Section 3.3 hereof.

     X. "Class Two" shall have the meaning assigned to such term in Section 3.4 hereof.

     Y. "Class Three" shall have the meaning assigned to such term in Section 3.5 hereof.

     Z. "Class Four" shall have the meaning assigned to such term in Section 3.6 hereof.

     AA.       "Class Five" shall have the meaning assigned
to such term in Section 3.7 hereof.

     BB.       "Class Six" shall have the meaning assigned
to such term in Section 3.8 hereof.

     CC.       "Class Seven" shall have the meaning assigned
to such term in Section 3.9 hereof.

     DD.       "Class Eight" shall have the meaning assigned
to such term in Section 3.10 hereof.

     EE.       "Class Nine" shall have the meaning assigned
to such term in Section 3.11.

     FF.       "Class Ten" shall have the meaning assigned
to such term in Section 3.12.

     GG.       "Class Eleven" shall have the meaning
assigned to such term in Section 3.13.

     HH.       "Code" shall mean Title 11 of the United
States Code, as in effect as of the Filing Date.

     II. "Committee" shall mean the Official Committee of Unsecured Creditors of Gander Mountain, Inc.
appointed by the Office of the United States Trustee for the Eastern District of Wisconsin to serve in Case
No. 96-26478-RAE.

     JJ.       "Common Stock Interest" shall mean any and
all interest in the Gander Mountain Stock, other than any Pre-Petition Stock Options, Pre-Petition Warrants, or any conversion rights granted to the holders of Preferred Stock and any treasury stock.

     KK.       "Confirmation Date" shall mean the date the
Confirmation Order becomes entered on the docket of the Court.

     LL.       "Confirmation Hearing" shall mean the hearing
held by the Court, after notice, on confirmation of the Plan.

     MM.       "Confirmation Order" shall mean the order of
the Court confirming the Plan pursuant to 1129 of the Code.

     NN.       "Contingent Claim" shall mean any Claim or
any portion thereof for which a proof of Claim has been, or can be reasonably anticipated to be, timely filed with the Court, to the extent that the amount thereof is either contingent or not liquidated and which has not been disallowed or Allowed in a sum certain by a Final Order of the Court and any Claim against either of the Debtors which may result from the recovery of property by either of the Debtors on account of an Avoidance Claim.

     OO.       "Convenience Claims Estimate" shall have the
meaning assigned to such term in Section 6.3.

     PP.       "Court" shall mean, as appropriate, either
the United Stated Bankruptcy Court for the Eastern
District of Wisconsin, including the United States
Bankruptcy Judge presiding in the Chapter 11 Cases or the United States District Court for the Eastern
District of Wisconsin, including the United States
District Judge presiding over any matter in the Chapter
11 Cases.

     QQ.       "Creditor" shall mean any creditor of any or
all of the Debtors as defined in 101 of the Code.

     RR.       "Debtors" shall mean Gander Mountain, GMO and
GRS, collectively.

     SS.       "DIP Financing Documents" shall mean that
certain "Revolving Credit Agreement," dated August 12,
1996, entered into by the Debtors and CIT, together with all agreements, documents and amendments executed in connection therewith.

     TT.       "DIP Financing Orders" shall mean the Final
Order authorizing the Debtors to incur post-petition secured indebtedness and each of the interim orders which are referenced in such orders, as such orders have been, and may be, amended and modified from time to time during the Chapter 11 Cases by further orders of the Court.

     UU.       "Disclosure Statement" shall mean that
certain Disclosure Statement Relating to Second Amended
Joint Plan of Reorganization filed by the Debtors in the Chapter 11 Cases and approved by order of the Court as containing adequate information in accordance with the Code.

     VV. "Disputed Claim" shall mean (a) that portion of any Claim as to which an objection to the allowance thereof has been interposed, or an application to equitably subordinate or otherwise limit recovery has been made, as of the Effective Date or any other date fixed by order of the Court and which objection or application has not been either withdrawn or determined by a Final Order of the Court, or (b) a Contingent
Claim.

     WW.       "Distribution Date" shall mean any date on
which a distribution is required to be made under this Plan.

     XX. "Effective Date" shall mean the date that all conditions precedent to the effectiveness of the Plan, as provided in Article VIII, have been satisfied.

     YY.       "Employee Stock Options" shall mean any
shares of restricted stock, options, warrants, or other rights to acquire shares of Gander Mountain Stock issued or granted to employees, officers or directors, both present and former, of any of the Debtors.

     ZZ.       "Equity Record Date" shall mean the
Confirmation Date.

     AAA.      "Estates" shall mean the estates of the
Debtors created in the Chapter 11 Cases by operation of 541 of the Code.

     BBB.      "Executory Contract" shall mean an executory
contract or unexpired lease within the meaning of 365 of the Code.

     CCC.      "Filing Date" shall mean August 9, 1996.

     DDD.      "Final Order" shall mean an order or a
judgment which has not been reversed, stayed, modified or amended and as to which (a) the time to appeal or seek review, reargument or rehearing has expired and has not been extended and as to which no appeal or petition for certiorari, review or rehearing is pending, or (b) if an appeal, review, reargument, rehearing or certiorari of the order or judgment has been sought, the order or judgment has been affirmed or the request for review, reargument, rehearing or certiorari has been denied and the time to seek a further appeal, review, reargument, rehearing or certiorari has expired, as a result of which such order or judgment shall have become final and nonappealable in accordance with applicable law.

     EEE.      "GAAP" shall mean generally accepted
accounting principles in the United States of America in effect from time to time.

     FFF.      "Gander Mountain" shall mean Gander Mountain,
Inc., a Wisconsin corporation.

     GGG.      "Gander Mountain Preferred Stock" or
"Preferred Stock" shall mean the Series A Redeemable
Cumulative Convertible Exchangeable Preferred Stock,
$0.10 par value, of Gander Mountain.

     HHH.      "Gander Mountain Stock" shall mean the Voting
Common Stock, $0.01 par value, of Gander Mountain, authorized under the articles of incorporation of Gander Mountain in effect as of the Filing Date, registered in such stock register as may be maintained by or on behalf of Gander Mountain.

     III.      "GMO" shall mean GMO, Inc., a Wisconsin
corporation.

     JJJ.      "GMO Equity Interests" shall mean any and all
interests in the common stock of GMO as of the Filing
Date.

     KKK.      "GRS" shall mean GRS, Inc., a Wisconsin
corporation.

     LLL.      "GRS Equity Interests" shall mean any and all
interests in the common stock of GRS as of the Filing
Date.

     MMM.      "Holiday" shall mean Holiday Stationstores,
Inc., a Minnesota corporation.

     NNN.      "Holiday Agreement" shall mean the Purchase
Agreement by and among Gander Mountain, GRS, GMO, and
Holiday which is attached to the Plan as Exhibit 2.3.

     OOO.      "Harris" shall mean Harris Trust and Savings
Bank.

     PPP.      "Harris Merchant Agreement" shall mean the
Merchant Agreement dated as of March 2, 1992 between
Harris and Gander Mountain as the same may be amended from time to time.

     QQQ.      "Insured Portion" shall mean that portion of
any Unsecured Claim which is Allowed by the Court which is payable from the proceeds of any insurance maintained by any or all of the Debtors, to the extent such payment is not reimbursable by either Debtor to the payor.

     RRR.      "Initial Distribution Date" shall mean a date
selected by the Trustee which shall not be more than forty-five (45) days after the Effective Date.

     SSS.      "Insiders" shall have the meaning ascribed to
such term in 101 of the Code.

     TTT.      "Intercompany Claims" shall mean,
collectively, any and all (a) accounts on the books of the Debtors reflecting intercompany book entries by one
Debtor with respect to another Debtor, and (b) Claims otherwise held by one Debtor against another Debtor.

     UUU.      "Interest" shall mean any interest in any of
the Debtors including all Common Stock Interests,
Preferred Stock Interests, all GMO Equity Interests, all GRS Equity Interests, Pre-Petition Warrants, and all Pre-Petition Stock Options.

     VVV. "Merger" shall have the meaning assigned to such term in Section 2.1.

     WWW.      "Lien" shall have the meaning assigned to
such term in the Code.

     XXX. "Month(ly)" shall mean (of or relating to) any calendar month.

     YYY.      "Old Lenders" shall mean Bank One, Wisconsin
(f/k/a Bank One, Milwaukee, National Association),
Firstar Bank Milwaukee, N.A., LaSalle National Bank,
NBD Bank, and Harris.

     ZZZ.      "Person" shall have the meaning assigned to
such term in 101 of the Code.

     AAAA.          "Plan" shall mean this Second Amended
Joint Plan of Reorganization, including any modifications, attachments, exhibits, amendments or corrections hereto.

     BBBB.          "Preferred Stock Interest" shall mean
any and all interest in the Gander Mountain Preferred
Stock.

     CCCC.          "Pre-Petition Stock Option" shall mean
any option or other security issued prior to the Filing
Date which entitles the holder thereof to acquire an equity interest in Gander Mountain, including, without limitation, Employee Stock Options, and any Claims arising thereunder.

     DDDD.          "Pre-Petition Warrant" shall mean any
warrant issued prior to the Filing Date to purchase an equity interest in Gander Mountain and any Claims arising thereunder.

     EEEE.          "Priority Claim" shall mean a Claim
having priority by virtue of 507(a) of the Code, including, without limitation, an Administrative
Expense Claim.

     FFFF.          "Proponents" shall mean Gander Mountain,
GRS, GMO, the Committee and Holiday.

     GGGG.          "Pro Rata" shall mean:

          1. for purposes of the distributions to be made to the holders of Allowed Unsecured Claims pursuant to Sections 5.5(a) and (b) hereof, with respect to each holder of such a Claim, that proportion which its Allowed Unsecured Claim bears to the sum of the aggregate amount of all Allowed Unsecured Claims as of the Effective Date plus the amount of all Disputed
     Claims as of the Effective Date;

          2. for purposes of the distributions of Cash to be made to the holders of Allowed Unsecured Claims pursuant to Sections 5.5(c) and 6.5(b) hereof, with respect to each holder of such a Claim, that proportion which its Allowed Unsecured Claim bears to the sum of the aggregate amount of all Allowed Unsecured Claims;

          3. with respect to each holder of a Preferred Stock Interest or a Common Stock Interest, that proportion which the number of shares of Gander
     Mountain Stock or Gander Mountain Preferred Stock, as applicable held of record by such holder as of the Equity Record Date bears to the aggregate number of issued and outstanding shares of Gander Mountain Stock or Gander Mountain Preferred Stock, as applicable, as of the Equity Record Date.

     HHHH.          "Property of the Estate" shall have the
meaning assigned to such term in 541 of the Code.

     IIII.          "Rejection Claim Date" shall mean the
date which is fifteen (15) calendar days after the later to occur of the date of the filing and actual receipt by the applicable Debtor or Trustee of the applicable proof of Claim pursuant to Section 9.1 hereof.

     JJJJ.          "Restated Articles and Bylaws" shall
have the meaning assigned to such term in Section
2.1(b).

     KKKK.          "Resulting Claim Date" shall mean the
date which is fifteen (15) calendar days after the later to occur of the date of the filing and actual receipt by the Trustee or Debtor as applicable of the applicable proof of Claim pursuant to Section 7.8 hereof.

     LLLL.          "Secured Claim" shall mean a Claim
arising on or before the Filing Date (or thereafter with approval of the Court) that is secured by a valid
Lien on property in which either of the Estates has an interest which is not void or voidable under any state or federal law including any provision of the Code, or a Claim that is subject to set off under 553 of the Code, but only to the extent of the value (which is either agreed to by the Debtors pursuant to this Plan, or in the absence of agreement, has been determined under 506 of the Code by a Final Order) of the interest of the holder of such Claim in the interest of either of the Estates in such property or to the extent of an amount subject to setoff. That portion of a Claim which is not a Secured Claim shall be a Priority
Claim or an Unsecured Claim as appropriate.

     MMMM.          "Transfer" shall have the meaning
assigned to such term in 101 of the Code.

     NNNN.          "Trigger Event" shall have the meaning
assigned to such term in Section 5.6.

     OOOO.          "Trust Agreement" shall mean the Trust
Agreement to be executed by and among the Debtors and the Trustee on the Confirmation Date substantially in the form of Exhibit 2.2.

     PPPP.          "Trust" shall mean the Trust established
pursuant to the Trust Agreement.

     QQQQ.          "Trustee" shall be either Alejandro D.
Moglia, William H. Grabscheid or Scott Peltz and shall be selected by a majority vote of the following: the Committee (which shall have two votes), the Buyer
(which shall have two votes), and the Debtors (which shall have one vote). The Trustee shall be selected prior to the Confirmation Hearing and shall be designated in the Confirmation Order.

     RRRR.          "Unsecured Claim" shall mean a Claim
which is not an Administrative Expense Claim, a Secured
Claim, a Priority Claim, or an Unsecured Convenience
Claim.

     SSSS.          "Unsecured Convenience Claim" shall mean
a Claim in the amount of not more than $1,000
(including any Claim exceeding $1,000 which the holder thereof irrevocably elects on the Ballot to reduce to the amount of $1,000 for all purposes relating to the
Plan) which is not an Administrative Expense Claim, a Secured Claim or a Priority Claim.

     TTTT.          "Unsecured Creditors Cash Distribution
Amount" shall mean $18,500,000, plus $500,000 in the event that the Trigger Event occurs and is continuing as of the Effective Date, less the sum of (a) the amount of Cash distributed to holders of Class Four
Claims that are Allowed as of the Effective Date, plus
(b) the Convenience Claims Estimate.


                          EXHIBITS


               Exhibit 2.1(b)(i)   Amendment to Gander
Mountain, Inc. Articles of Incorporation

               Exhibit 2.1(b)(ii)  Amendment to Gander
Mountain, Inc. Bylaws

     Exhibit 2.2         Trust Agreement

     Exhibit 2.3         Purchase Agreement

     Exhibit 9.2         Executory Contracts Assumed
and Assigned to the Buyer

MW1-51300-1
MW1-63157-1

        AMENDMENT TO ARTICLES OF INCORPORATION
               OF GANDER MOUNTAIN, INC.

     THIS AMENDMENT TO ARTICLES OF INCORPORATION of
GANDER MOUNTAIN, INC., has been approved pursuant to the Order Confirming Plan dated [Confirmation Date] entered in IN RE GANDER MOUNTAIN, INC., Case No. 96-
26478-RAE (U. S. Bankruptcy Court for the Eastern
District of Wisconsin).  The United States Bankruptcy
Court for the Eastern District of Wisconsin had jurisdiction in such proceeding pursuant to 11 U.S.C.
101 et. seq. and 28 U.S.C. 157.  This Amendment to
Articles of Incorporation shall amend the existing
Articles of Incorporation of Gander Mountain, Inc., a
Wisconsin corporation,  as follows:

     1. Article II of the Articles of Incorporation shall be amended and restated in its entirety to read as follows:

                      ARTICLE II

     The name of the Corporation is GMI of Wisconsin, Inc.

     2.   A new Section C shall be added to the end of
Article III of the Articles of Incorporation to read in its entirety as follows:

          C.   Limitation on Issuance of Certain Equity
     Securities. Notwithstanding any other provision of these Articles of Incorporation, so long as the Corporation shall remain subject to the limitations on issuance of non-voting equity securities contained in 1123(a)(6) of the United States Bankruptcy Code, or any successor statute thereto, the Corporation shall not issue any such securities in contravention of such limitations.

     Executed in duplicate as of the _____ day of __________, 1997.

                              GANDER MOUNTAIN, INC.


                              By:
                              Name:
                              Title:
This instrument was drafted by:
Kristin A. Roeper
GODFREY & KAHN, S.C.
780 North Water Street
Milwaukee, WI  53202

                 AMENDMENT TO BY-LAWS
               OF GANDER MOUNTAIN, INC.


     THIS AMENDMENT TO BY-LAWS of GANDER MOUNTAIN,
INC., has been approved pursuant to the Order
Confirming Plan dated [Confirmation Date] entered in IN
RE GANDER MOUNTAIN, INC., Case No. 96-26478-RAE (U. S.
Bankruptcy Court for the Eastern District of
Wisconsin).  The United States Bankruptcy Court for the
Eastern District of Wisconsin had jurisdiction in such proceeding pursuant to 11 U.S.C. 101 et. seq. and 28
U.S.C. 157. This Amendment to By-Laws shall amend the existing By-Laws of Gander Mountain, Inc., a Wisconsin corporation, as follows:

          1. Section 3.01. of Article III of the By-Laws shall be amended and restated in its entirety to read as follows:

               Section 3.01.  General Powers and
     Number. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. From and after [Effective Date], the number of directors of the Corporation shall be one.

          2. Article VI of the By-Laws shall be amended and restated in its entirety to read as follows:

                      ARTICLE IV

                       OFFICERS


          Section 4.01.  Appointment.  From and after
     [Effective Date], the sole principal officer of the Corporation shall be a President. The
     President shall be appointed by the Board of Directors.

          Section 4.02.  Resignation and Removal.  The
     President shall hold office until he or she resigns, dies, is removed hereunder, or a different person is appointed to the office. The
     President may resign at any time by delivering an appropriate written notice to the Corporation.
     The resignation is effective when the notice is delivered, unless the notice specifies a later effective date, and the Corporation accepts the later effective date. The President may be removed by the Board of Directors with or without cause and notwithstanding the contract rights, if any, of the person removed. Except as provided in the preceding sentence, the resignation or removal is subject to any remedies provided by any contract between the President and the Corporation or otherwise provided by law. Appointment shall not of itself create contract rights.

          Section 4.03.  Vacancy.  In the event of a
     vacancy in the office of President because of death, resignation, removal or otherwise, the vacancy may be filled by the Board of Directors.
     If a resignation is effective at a later date, the Board of Directors may fill the vacancy before the effective date if the Board of Directors provides that the successor may not take office until the effective date.

          Section 4.04.  Duties of the President.  The
     President shall be the chief executive officer and chief operating officer of the Corporation, subject to the control of the Board of Directors.
     The President shall, in general, supervise and control all of the business and affairs of the Corporation. He or she shall preside at all meetings of the shareholders and of the Board of Directors. He or she shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the Corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold offices at the discretion of the President. In general, he or she shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Board of Directors from time to time.

          Section 4.05.  Salary.  The salary of the
     President shall be fixed from time to time by the Board of Directors, and the President shall not be prevented from receiving such salary by reason of the fact that the President is also a director the Corporation.


MW2-59201-1

                    TRUST AGREEMENT


     This Trust Agreement (this "Agreement") is by and between Remington Arms Co., not individually but solely in its capacity as Chair of the Official Committee of Unsecured Creditors (the "Committee") of Gander
Mountain, Inc. ("GMI"), GMI a Wisconsin corporation and debtor in possession, GRS, Inc., a Wisconsin corporation and debtor in possession ("GRS") and GMO, Inc., a Wisconsin corporation and debtor in possession
("GMO") (GMI, GRS and GMO are sometimes collectively referred to herein as the "Debtors"), and Holiday
Stationstores, Inc. ("Holiday"), as settlors and Scott
Peltz (the "Trustee"), pursuant to the Second Amended
Joint Plan of Reorganization of the Committee, Holiday,
GMI, GRS and GMO dated December 16, 1996 as modified by the Modification to Second Amended Joint Plan of
Reorganization of GMI, GRS, GMO, the Committee, and
Holiday filed on January 21, 1997.

     WHEREAS on August 9, 1996, the Debtors filed bankruptcy cases seeking to reorganize under the provisions of Chapter 11 of the United States
Bankruptcy Code (the "Code");

     WHEREAS on December 16, 1996, the Committee,
Holiday and the Debtors filed a Second Amended Joint
Plan of Reorganization, and on January 21, 1997, a
Modification to Second Amended Joint Plan of
Reorganization (collectively, the "Plan") with the United States Bankruptcy Court for the Eastern District of Wisconsin (the "Court") which Plan contemplates the sale by the Debtors of substantially all of their assets and business to Holiday, pursuant to the provisions of a purchase agreement (the "Purchase
Agreement") annexed to the Plan;

     WHEREAS the Court has entered a confirmation order
(the "Confirmation Order") approving the Plan, which
Plan provides, among other things, for a means of holding, managing and distributing certain payments and causes of action to be received directly or by assignment from the Debtors and/or Holiday in an expeditious but orderly and commercially reasonable manner and dealing with liability the Debtors may have to persons holding Allowed Claims and Interests, as defined in the Plan; and

     WHEREAS the Plan contemplates the creation of a trust, the assets of which will be held, managed and liquidated as and to the extent provided in the Confirmation Order, to pay Allowed Claims and
Interests.

     NOW THEREFORE, it is hereby agreed as follows:

                       ARTICLE I

                        GENERAL

1.
     1.1. Definitions. Unless the context requires otherwise, all capitalized terms used herein and not otherwise defined shall have the meanings assigned to them by the Plan or the Code, which are incorporated by reference herein.

     1.2. Preamble. The statements and provisions of the foregoing recitals are, by this reference, incorporated into and made a part of this Agreement.

                         ARTICLE II

                     AGREEMENT OF TRUST

2.
     2.1. Creation and Name. There is hereby created a trust which shall be known as the Trust (the "Trust"), which is the trust contemplated by the Plan.

     2.2. Purpose and Transfer of Assets. The purpose of the Trust is to hold the assets to be distributed to creditors and shareholders pursuant to the Plan and liquidate and distribute those assets to the holders of Allowed Unsecured Claims, Allowed Unsecured Convenience
Claims and Allowed Interests. In furtherance of this purpose, the Trustee shall be responsible for supervising and administering the claims resolution process, resolving all Disputed Claims and Interests, liquidating, settling, waiving or prosecuting all Avoidance Claims of the Debtors which are not waived by the Plan and performing all obligations specified for the Trust under the Plan. In the event of any inconsistency between the recitation of the duties and powers of the Trustee as set forth in this Indenture and the Plan, the provisions of the Plan shall govern.
In conjunction with the Plan, the Debtors transfer to the Trust for and on behalf of and at the request of the beneficiaries of the Trust the assets described in
Section 2.4 of the Plan which Section 2.4 is incorporated by reference herein as if fully set forth.

     2.3.      Acceptance of Assets and Assumption of
Liabilities; No Indemnification. In connection with and in furtherance of the purposes of the Trust, the Trustee hereby expressly accepts the transfer and assignment to the Trust of the Assets described in
Section 2.2 hereof and subject to the provisions of the Confirmation Order, the Trustee hereby further expressly assumes, undertakes and shall control the dispute, resolution and liquidation of Allowed Claims and Interests, subject to direction from the Advisory
Committee as set forth herein. None of the Debtors shall be entitled to any indemnification from the Trust for any expenses, costs or fees (including attorneys' fees and costs), judgments, settlements, claims, demands, actions, causes of action or other liabilities or obligations.

     2.4.      Division of Assets Among Allowed Claims and
Interests. Holders of Allowed Claims and Interests will receive distributions from the Trust in accordance with and reflecting the priorities set forth in the Plan.



                        ARTICLE III

                POWERS; TRUST ADMINISTRATION

3.
     3.1.      Powers and Directions to the Trustee.

          (a) Except as otherwise provided in this Agreement, the Trustee shall have the power to take any and all such actions as, in the judgment of the Trustee, are necessary or convenient to effectuate the purposes of the Trust, including, without limitation, each power expressly granted in Subsection 3.1(c) hereof, any power reasonably incidental thereto and any trust power now or hereafter permitted under the laws of the State of Wisconsin (including the Wisconsin Trust Law or any successor statute or statutes), or of any other state which becomes the domicile of the Trust, that is not inconsistent with the provisions of this Agreement or the Plan.

          (b) Except as provided in the Plan or otherwise specified herein, the Trustee need not obtain the order or approval of any court, including the Court, in the exercise of any power or discretion conferred hereunder, or account to any court, including the Court, in the absence of a breach of trust.

          (c)       Without limiting the generality of
     Subsections 3.1(a) above, the Trustee shall have the power to:

               (i) receive and hold the Assets and invest or reinvest proceeds in cash, bonds, stocks, securities, certificates of deposit and other cash equivalents, from time to time, subject to the limitations set forth in Section 4.2 hereof;

               (ii)      pay Allowed Claims and Interests in
          accordance with the procedures set forth herein, in the Plan or as otherwise allowed;

               (iii) borrow money and issue notes and other evidence of indebtedness (which notes or other evidence of indebtedness may exonerate the Trustee from personal liability with respect thereto) in the ordinary course of operations for payment of bona fide Allowed Claims or Interests and other expenses and liabilities of the Trust;

               (iv)      change the state of domicile of the Trust;

              (v) establish such funds, reserves and accounts within the Trust estate as deemed by the Trustee in its discretion to be useful in carrying out the purposes of the Trust, subject to the express provisions of the Plan relative to reserves;

               (vi) sue and be sued and participate, as a party or otherwise, in any judicial, administrative, arbitrative or other proceedings;

               (vii) appoint such officers, hire such employees and engage such legal, financial, accounting, investment and other advisors and agents as the business of the Trust requires and delegate to such persons such powers, authorities and discretion as the Trustee, in its discretion, deems advisable or necessary in order to carry out the terms of the Trust and, subject to the provisions of Section 3.3 hereof, pay the reasonable compensation, fees and expenses of all such persons. Specifically, the Trustee may engage the following professionals who are currently engaged in these cases as co-counsel to the Committee to assist in the administration of the Trust and the review and objection (if appropriate) to Disputed Claims and
          Interests:

               Keith J. Shapiro              Randall D. Crocker, Esq.
               Bruce Dopke                   von Briesen, Purtell & Roper, S.C.
               Holleb & Coff                 411 East Wisconsin Avenue
               55 East Monroe                Suite 700
               Suite 4000                    Milwaukee, WI  53202
               Chicago, IL  60603            (414) 276-1122
               (312)  807-4600

               (viii) in accordance with Section 5.6 hereof, indemnify (and purchase insurance indemnifying) the Trustee and the employees, agents and representatives of the Trust, to the fullest extent that a corporation organized under the laws of the Trust's domicile is from time to time entitled to indemnify its directors, officers, employees, agents and representatives;

               (ix) delegate any or all of the discretionary power and authority herein conferred at any time with respect to all or any portion of the Trust estate to any one or more reputable individuals or recognized institutional advisers or investment managers without liability for any action taken or omission made because of any such delegation, except for such liability as is provided in Section 5.4 hereof;

               (x) consult with GMI, GRS and GMO, or with the Advisory Committee, at such times and with respect to such issues relating to the conduct of the Trust as the Trustee considers desirable; and

               (xi) make, pursue (by litigation or otherwise), collect, compromise or settle any claim, right, action or cause of action included in the Assets.

          (d) As authorized by the Plan, the Trustee shall take all reasonable and necessary actions to wind up the affairs and corporate existence of the Debtors, including the filing of all documents required to be filed with state and federal officials in order to effectuate such wind up.

          (e)       The Trustee shall not have the power to
     guarantee any debt of other Persons.

          (f) The Trustee shall not have the power to enter into any contract or otherwise engage in any transaction with any Person affiliated with the Trustee.

          (g) The Trustee is directed, consistent with the purposes of the Trust and this Agreement, to administer and manage the Assets within its discretion and in the exercise of its business judgment.

     3.2.      Administration and Distributions.

          (a) Pursuant to the Plan and the Purchase Agreement, and as a part of its obligations under the Purchase Agreement, Holiday has agreed to and shall pay the reasonable fees, costs and expenses incurred by the Trustee in connection with the performance of the Trustee's duties, obligations and rights under the Plan and this Agreement, including without limitation the fees, costs and expenses of professionals retained by the Trustee, expenses and costs incurred by the Advisory Committee and the fees, expenses, costs, premiums and other expenses (other than overhead charges) incurred by the Trustee and the Trust. Said payment shall be by way of reimbursement, in that the Trust shall be primarily responsible for its own expenses (including the fees, costs and expenses of the Trustee and the Trust's professionals) and the Trust shall periodically send requests for reimbursement of such fees, costs and expenses to Holiday. Nothing herein shall create or be deemed to create an attorney-client or a fiduciary relationship by or among the Trustee, any employee, agent or professional retained by the Trustee, on the one hand, and Holiday, on the other hand. The Trustee shall maintain reasonable reserves to pay fees, expenses and costs of the Trust and its professionals, pending the conclusion of the case and the entry of a final decree.

          (b) Any Cash to which a holder of a Disputed Claim or Interest otherwise would be entitled on the disputed portion of such claim or interest if it were an Allowed Claim or Interest, shall not be distributed to the holder of such Claim or Interest unless and until it shall become an Allowed Claim or Interest.

          (c) No holder of a Disputed Claim or Interest shall have any right to Cash reserved with respect to the disputed portion of such Claim or Interest until such Disputed Claim or Interest shall become an Allowed Claim or Interest. In no event shall the Trustee, any agent or employee thereof or the Advisory Committee or its members have any responsibility or liability for any loss or diminution in the value of any reserved distribution.

          (d) If and to the extent the disputed portion of a Disputed Claim or Interest becomes an Allowed Claim or Interest, or with respect to any holder of such an Allowed Claim or Interest such later date as such holder complies with the provisions of Section 11.6 of the Plan, the Trustee shall make distributions to such holder in accordance with the Plan.

          (e) The taxable year for the Trust shall be the calendar year (the "Fiscal Year"). The Trust may use either the accrual or cash method of accounting within the meaning of Section 446(c) of the Internal Revenue Code.

          (f) In connection with the performance of his or her duties pursuant to the terms of this Agreement and all instruments issued in connection herewith and distributions hereunder, the Trustee shall timely file such income tax and other returns and statements and shall comply with all withholding and reporting requirements, imposed by any applicable federal, state, local, or foreign taxing authority, or required under any applicable federal, state, local, or foreign tax law or regulation and all distributions hereunder shall be subject to any such withholding and reporting requirements.

     3.3. Advisory Committee. Sections 2.6 and 2.7 of the Plan are incorporated by reference herein as if fully set forth.

                         ARTICLE IV

             ACCOUNTS, PAYMENTS AND INVESTMENTS

4.
     4.1.      Accounts; Reserves.  In calculating any
distributions from the Trust, any payment or distribution that would otherwise be payable on account of the disputed portion of a Disputed Claim or Interest shall be fully reserved for by the Trustee. Such amounts will be paid at such time and to such extent as such Disputed Claims or Interests may become Allowed
Claims or Interests. In the event and to the extent that disputed portion of any such Disputed Claim or Interest becomes a disallowed Claim or Interest, the amount held in reserve therefor shall be distributed with other funds of the Trust in the manner provided generally in the Plan. Notwithstanding any other provision of this Agreement, the Trustee shall make one or more distributions to the holders of Disputed Claims and Interests, on the pro rata distributions which such holders would otherwise be entitled to receive based on the undisputed portions of such Claims or Interests if such Claims and Interests had not been objected to, if any.

     4.2. Investments. All Cash held by the Trust shall be invested in the manner in which individuals of ordinary prudence, discretion and judgment would act in the management of their own affairs, subject to the following limitation. Unless otherwise approved by the Advisory Committee, all such monies shall be invested only in debt securities or other instruments issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof, certificates of deposit or deposit accounts of national banks with assets in excess of One Hundred Million Dollars
($100,000,000.00), or overnight repurchase agreements.

     4.3. Source of Payments. All Trust expenses and payments in respect of Allowed Claims and Interests shall be payable solely out of the Assets or by reimbursement from Holiday. Neither the Trustee nor any director, officer, agent, representative or employee of the Trust, GMI, GRS, GMO, or any of their respective subsidiaries, shall be liable for the payment of any Trust expense, Allowed Claim or Interest or other liability of the Trust and no Person shall look to any of the foregoing Persons for payment of any such expense or liability.

                       ARTICLE V

                          TRUSTEE

5.
     5.1. Number. There shall be one (1) Trustee at all times. The initial Trustee shall be that person named on the signature page hereof.

     5.2.      Term of Service.

          (a) The Trustee shall serve for the duration of the Trust or, if the Trustee is a natural person, until his or her earlier death or resignation pursuant to Subsection 5.2(b) below, removal pursuant to Subsection 5.2(c) below or attaining seventy-five (75) years of age, at which time his or her term shall terminate automatically.

          (b) The Trustee may resign at any time by written notice to the Advisory Committee. Such notice shall specify a date when such resignation shall take effect, which shall not be less than ninety (90) calendar days after the date such notice is given, where practicable.

          (c) The Trustee or any successor Trustee may be removed in the event that such Trustee becomes unable to discharge his or her duties hereunder due to accident or physical or mental deterioration, or for other good cause, upon the majority vote of the Advisory Committee.

     5.3. Successor Trustee. Immediately upon the appointment of any successor Trustee, all rights, titles, duties, power and authorities of the predecessor Trustee hereunder shall be vested in and undertaken by the successor Trustee without any further act. No successor Trustee shall be liable personally for any act or omission of his or her predecessor
Trustees.

     5.4. Liability of the Trustee. No Trustee, nor any officer, agent, representative or employee of the Trust, shall be liable to the Trust, any person holding an Allowed Claim or Interest, or an other Person, except for his breach of trust committed in bad faith or for willful misappropriation. No Trustee shall be liable for any act or omission of any other agent, representative or employee of the Trust, unless the Trustee acted with bad faith or willful misconduct in the selection or retention of such agent, representative or employee. In addition, no Trustee shall be in any way liable for any act taken, or omission made, in good faith and at the direction of the Advisory Committee pursuant to this Agreement.

     5.5.      Compensation and Expenses of the Trustee.

          (a) The Trustee shall receive compensation for his or her services as Trustee hereunder at the rate of $225.00 per hour for Mr. Peltz, at the rate of $150.00 per hour for Mr. Loebbaka, and at the rate of between $50.00 and $125.00 per hour for members of Mr. Peltz's staff, payable as determined by the Trustee but not less frequently than quarterly. The amounts payable to the Trustee hereunder may be increased or decreased annually by the Trustee proportionately with any increase or decrease in the "Consumer Price Index --
     All Cities" (or an successor index) for the corresponding annual period. Any increase or decrease in excess of that amount may be made only with the approval of the Advisory Committee. The Advisory Committee, by majority vote, may permit the Trustee to be compensated on an hourly basis, or on the basis of a percentage of funds distributed, or any combination of the above.

          (b) All reasonable out-of-pocket costs and expenses incurred by the Trustee in connection with the performance of his or her duties hereunder will be promptly reimbursed to the Trustee by the Trust upon presentation of appropriate documentation therefor.

     5.6.      Indemnification of the Trustee.

          (a) The Trustee shall be indemnified by the Trust, to the fullest extent that a corporation organized under the law of its domicile is, from time to time, entitled to indemnify its directors, against any and all liabilities, expenses, claims, damages or losses incurred by him or her in the performance of his or her duties hereunder, except any such liability, expense, claim, damage or loss as to which he or she is liable under Section 5.4 hereof.

          (b) The rights of the Trustee to indemnification under Section 5.6(a) hereof shall be absolute, subject only to the conditions provided in Section 5.4 hereof.
     Any dispute regarding such indemnification of the Trustee shall be resolved only by the Court.

          (c) Reasonable expenses, costs and fees (including attorneys' fees and costs) incurred by or on behalf of the Trustee in connection with any action, suit or proceeding, whether civil, administrative or arbitrative, relating to the Trust or the performance by the Trustee of his or her duties hereunder, may be paid by the Trust in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of the Trustee to repay such amount unless it shall be determined ultimately that the Trustee is entitled to be indemnified by the Trust.

          (d) The Trustee shall have the power, generally or in specific cases, to cause the Trust to indemnity the agents, representatives and employees of the Trust to the same extent as provided in this Section 5.6 with respect to the Trustee.

          (e) The Trustee may purchase and maintain reasonable amounts and types of insurance on behalf of any individual who is or was a Trustee, or an agent, representative or employee of the Trust, against liability asserted against or incurred by such individual in that capacity or arising from his or her status as a Trustee, agent, representative or employee.

     5.7. Trustee's Lien. The Trustee shall have a prior lien upon the Assets to secure the payment of any amounts payable to him or her pursuant to Section 5.5 or Section 5.6 hereof.

     5.8. Trustee's Employment of Experts. The Trustee may, but shall not be required to, consult with counsel, accountants, appraisers and other parties deemed by the Trustee to be qualified as experts on the matters submitted to them and the opinion of any such parties on any matters submitted to them by the Trustee shall be full and complete authorization and protection in respect of any action taken or not taken by the Trustee hereunder in good faith and in accordance with the written opinion of any party.

     5.9.      Additional Qualifications.

          (a) No Trustee, including any successor Trustee, shall have any financial interest, direct or indirect, in GMI, GRS or GMO, or hold any Allowed Claim or Interest against the Trust.

          (b)       If there has been a violation of Subsection
     5.9(a) above, the Trustee involved shall be subject to removal pursuant to Section 3.3 above.

                         ARTICLE VI

       OBJECTION TO ALLOWED CLAIMS AND INTERESTS AND
                    RELATED MATTERS

6.
     6.1.      Objection to Allowed Claims and Interests.
Section 2.11 of the Plan is incorporated by reference herein as if fully set forth.

     6.2. Records. Holiday shall make its records and personnel available at reasonable times to the extent reasonable and necessary to assist the Advisory
Committee and/or the Trustee in connection with the analysis and litigation (including discovery) of disputes concerning Claims, objections to Claims and Avoidance Claims at Holiday's expense.

                        ARTICLE VII

                     GENERAL PROVISIONS

7.
     7.1. Irrevocability. The Trust is irrevocable, but is subject to amendment as provided in Section 7.3 hereof.

     7.2.      Termination.

          (a) The Trust shall automatically terminate on the earlier to occur of (i) the date all Assets have been liquidated and their proceeds distributed and (ii) when all Allowed Claims and Interests have been paid in full.

          (b) On the effective date of termination of the Trust, after payment of all of the Trust's liabilities has been provided for, all monies remaining in the Trust, if any, shall be applied to such charitable purposes as the Trustee in its reasonable discretion shall determine.

     7.3. Amendments. The Trustee may, with majority approval of the Advisory Committee, modify, supplement or amend this Agreement in any respect, such modification, supplement or amendment to be evidenced in writing. No modification, supplement or amendment shall be violative or inconsistent with the terms of the Plan.

     7.4. Severability. Should any provision in this Agreement be determined to be unenforceable, such determination shall in no way limit or affect the enforceability or operative effect of any and all other provisions of this Agreement.

     7.5. Notices. Notices to a Person asserting an Allowed Claim or Interest shall be given at the address of such Person, or, where applicable, such Person's legal representative, in each case as provided on the Debtors' Schedules or the proof of claim submitted by such Person with respect to his, her or its Allowed
Claim or Interest. Any notices or other communications required or permitted hereunder shall be in writing and delivered at the addresses designated below, or sent by telex or telecopy pursuant to the instructions listed below, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows, or to such other address or addresses as may hereafter be furnished by GMI, GRS, GMO or the Trustee to the others in compliance with the terms hereof.

     To GMI, GRS or GMO:           David J. Lubar
                                   Lubar & Company, Inc.
                                   777 East Wisconsin Avenue, Suite 3380
                                   Milwaukee, WI  53202
                                   Facsimile No.: (414) 291-9061

     To the Trust or the Trustee:  Scott Peltz, CPA
                                   Philip, Rootberg & Company
                                   250 South Wacker Drive, Suite 800
                                   Chicago, IL  60606-5891
                                   Facsimile No.  (312) 930-0176

     All such notices and communications shall be effective when delivered at the designated addresses or when the telex or telecopy communication is received at the designated addresses and confirmed by the recipient by return telex or telecopy receipt in conformity with the provisions hereof.

     7.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, all of which, together, shall constitute one and the same instrument.

     7.7. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Debtors, the Trust, the Trustee, the holders of Allowed Claims and Interests and their respective successors and assigns, except that neither
GMI, GRS, GMO, the Trust nor the Trustee may assign or otherwise transfer any of its, his or her rights or obligations under this Agreement except, in case of the Trust and the Trustee, as contemplated by Section 5.2 hereof.

     7.8. Entire Agreement; No Waiver. The entire agreement of the parties relating to the subject matter of this Agreement is contained herein, the Plan, and in the documents referred to herein and this Agreement and such documents supersede any prior oral or written agreements concerning the subject matter hereof. No failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of rights available at law or in equity.

     7.9. Headings. The heading used in this Agreement are inserted for convenience only and neither constitute a portion of this Agreement nor in any manner affect the construction of the provisions of this Agreement.

     7.10.          Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of Wisconsin.

     7.11. Dispute. Any disputes which arise under this Agreement shall be resolved by the Court as set forth in the Plan. Notwithstanding anything contained herein to the contrary, to the extent any provision of this Agreement is inconsistent with any provision of the Plan or the Confirmation Order, the Plan or the Confirmation Order, as applicable, shall control.

     7.12.          Enforcement and Administration.  The
provisions of this Agreement shall be enforced and administered by the Court as set forth in the Plan.

          IN WITNESS WHEREOF, the parties have
executed, or caused to be executed by their respective duly authorized representatives, this Trust Agreement as of the 3rd day of February, 1997.

                              OFFICIAL COMMITTEE OF
UNSECURED
                                   CREDITORS



By:_____________________________________
                                   Gary Chapman, authorized person for
                                   Remington Arms Co., Chair

                              DEBTORS:

                                   GANDER MOUNTAIN, INC.



By:_____________________________________

Name:________________________________

Title:_________________________________

                                   GRS, INC.



By:_____________________________________

Name:________________________________

Title:_________________________________

                                   GMO, INC.



By:_____________________________________

Name:________________________________

Title:_________________________________

                                   HOLIDAY STATIONSTORES, INC.



By:_____________________________________

Name:________________________________

Title:_________________________________

                                   TRUSTEE



________________________________________

Name:___________________________________

Title:____________________________________

                  PURCHASE AGREEMENT


     THIS AGREEMENT, dated November 13, 1996, is between GANDER MOUNTAIN, INC., a Wisconsin corporation,
P.O. Box 128, Highway W, Wilmot, Wisconsin 53192
("GMI") and GRS, Inc., a Wisconsin corporation, and a wholly owned subsidiary of GMI, P. O. Box 128, Highway
W, Wilmot, Wisconsin 53192 ("GRS"), and GMO, Inc., a
Wisconsin corporation, and a wholly owned subsidiary of GMI, P. O. Box 128, Highway W, Wilmot, Wisconsin 53192
("GMO") (collectively referred to as "Gander Mountain";
each reference herein to Gander Mountain shall be deemed a reference to each and any of GMI, GRS, and
GMO) and HOLIDAY STATIONSTORES, INC., a Minnesota corporation, 4567 West 80th Street, Minneapolis,
Minnesota 55437 ("Holiday").

                       RECITALS:


A.   GMO and GRS are wholly owned subsidiaries of GMI.
Prior to the Closing Date (as hereinafter defined), GMI proposes to merge GMO and GRS with and into GMI (the
"Merger"). Any references herein to "Gander Mountain" shall be deemed a reference to each and any of GMI, GRS and GMO prior to the Merger and to GMI, as the surviving corporation in the Merger, following the Merger.



B. Gander Mountain owns and operates retail sporting goods stores doing business as "Gander Mountain."
Gander Mountain presently is operating as debtor in possession in its Chapter 11 bankruptcy cases, 96-26478-
RAE, 96-26479-RAE and 96-26480-RAE, in the Eastern
District of Wisconsin (the "Bankruptcy Cases").


C. Gander Mountain desires to sell to Holiday the Assets (as hereinafter defined), including all of the tangible property located at its retail sporting goods stores, its distribution center and its corporate offices.


D. Gander Mountain owns the inventories in the stores and its distribution center which includes, but is not limited to, hunting, fishing and camping equipment and clothing. Gander Mountain also owns supplies in the stores, its distribution center and corporate offices.
Gander Mountain owns or holds under valid leases the furniture, equipment and fixtures used in the operation of the stores, its distribution center and corporate offices. Gander Mountain leases the land and improvements upon which the stores, its distribution center and corporate offices are located.


E. Holiday desires to purchase the Assets (as hereinafter defined) from Gander Mountain.

     The parties are willing to do so upon the satisfaction of certain conditions precedent, including without limitation, the agreement of the parties to execute and perform this Agreement and every other agreement referred to in this Agreement which is to be executed by any party (together with this Agreement, "Operative Documents").

     In consideration of the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:



1.  SALE AND PURCHASE OF ASSETS


1.1 Sale and Purchase of Assets. Subject to the terms and conditions of this Agreement, on the Closing Date, Gander Mountain shall sell, convey, assign, transfer and deliver to Holiday, and Holiday shall purchase, accept and assume possession of all of the assets of Gander Mountain, except for the Excluded Assets (as defined in Section 2) and except as otherwise indicated herein, including, but not limited to the following
(collectively referred to as  "Assets"):


1.1.1 All of Gander Mountain's rights and title to and interest in the leases of real property, which leases are listed on Exhibit A attached hereto (the
"Leased Properties").


1.1.2     All appurtenances or fixtures owned by Gander
Mountain and located at the Leased Properties provided, however, that the foregoing shall be subject to all terms and conditions of the lease agreements (except those excused under 11 U.S.C. 365) pursuant to which Gander Mountain leases its interest therein
(collectively referred to as  "Improvements").


1.1.3     All items held by Gander Mountain as
inventory for resale to customers as of the Closing
Date (the "Merchandise Inventory").  The Merchandise
Inventory shall be transferred to Holiday free and clear of any liens or encumbrances.


1.1.4     All supplies used in connection with Gander
Mountain's business operations ("Supplies Inventory").
The Supplies Inventory shall be transferred to Holiday free and clear of any liens or encumbrances.


1.1.5     All Gander Mountain's rights, title and
interest in all equipment, machines, materials, furniture and other personal property used in connection with its business, excluding the Merchandise
Inventory and Supplies Inventory; provided, however, that with respect to Gander Mountain's interests in unexpired leases of personal property or other executory contracts, only Gander Mountain's interests in those leases described in paragraph 1.1.8 herein are included in the Assets.



1.1.6 All of Gander Mountain's intangible assets including, but not limited to, goodwill, trademarks, and trade names, subject to the Trademark License
Agreement and the Non-Competition Agreement among GMI,
GMO and Cabela's Incorporated (the "License
Agreements"), and not including the Excluded Assets as defined in Section 2.1 hereof.


1.1.7     All of Gander Mountain's cash, accounts
receivable, refundable income taxes and stock subscription receivables.


1.1.8 All of Gander Mountain's interests in the executory contracts and unexpired leases listed on Exhibit B attached hereto and accompanied by the letter
A for "Assume" or the letter C for "Considering" (the
"Included Contracts and Leases"). Prior to the date on which the hearing is held regarding approval of Gander
Mountain's disclosure statement in the Bankruptcy
Cases, Holiday may inform Gander in writing that it will not assume one or more of the agreements designated with the letter "C" and, upon such notice, the designated agreement shall be excluded from the Assets.


1.2 Permits and Licenses. At Closing, Gander Mountain agrees to assign, convey and transfer to Holiday all permits and licenses to which Gander Mountain is a party and which are transferable.


1.2.1     Holiday hereby acknowledges that
notwithstanding anything herein to the contrary:


(a) Gander Mountain shall not assign, convey or otherwise transfer to Holiday any permits and licenses which are not transferable, whether by their own terms or pursuant to applicable legal requirements; and


(b) Holiday shall be solely responsible for obtaining, and paying all costs, in obtaining replacements for such permits and licenses in Holiday's name; provided that Gander Mountain shall cooperate with Holiday at Holiday's expense in Holiday's efforts to obtain such permits and licenses.


1.3  Assignment of the Included Contracts and Leases.
Subject to all the terms and conditions of this Agreement, Gander Mountain shall assume and assign to Holiday all of its rights and interests in the Included
Contracts and Leases pursuant to 11 U.S.C.  363 and
 365; provided, however, that with respect to the executory contracts and unexpired leases listed on Exhibit B attached hereto and accompanied by the letter
C for "Considering" (the Considering Contracts and
Leases"), Holiday, in its sole discretion, reserves the right to not have any or all of the Considering
Contracts and Leases assigned to Holiday, as provided in, and subject to the provisions of, Section 1.1.8.


1.4 Assumption of Obligations. In addition to those liabilities which will be directly paid by Holiday pursuant to Section 3.1.1 hereof, Holiday shall assume and accept the following obligations of Gander Mountain
(collectively referred to as the "Assumed
Obligations").


1.4.1 All of Gander Mountain's obligations under the permits and licenses assigned to Holiday pursuant to paragraph 1.2 herein, and all of Gander Mountain's obligations under the Included Contracts and Leases which are assigned to Holiday pursuant to paragraph 1.3 herein (including without limitation cure payments which Holiday shall assume and directly pay).


1.4.2 All of Gander Mountain's obligations under all of its Retention Agreements, Severance Agreements and its Employment Agreements, which are currently in force, a true and correct listing of which is set forth on Exhibit B attached hereto. With respect to any of the foregoing agreements which may expire prior to the Closing Date, if Gander Mountain chooses to extend its obligations under these agreements, or to offer the consideration to employees in some other form such as a "stay put bonus," provided that the amount of the consideration is substantially similar to the current agreements, Holiday also will assume these obligations.


1.5 Employee Benefit Plans. Gander Mountain has certain benefit plans for its Employees ("Benefit
Plans").  Holiday does not assume any of the Benefits
Plans or any obligations under these Benefit Plans but will pay any allowed priority claims of retirees and employees related thereto.



2.  EXCLUDED ASSETS


2.1  Assets Excluded from Sale.  Notwithstanding other
contrary provisions of this Agreement, the following
property and assets of Gander Mountain are excluded
from the Assets being sold to Holiday   :


2.1.1     All avoidance actions under 11 U.S.C.  544,
545, 546, 547, 548, 549 and 550 which are the property of the Gander Mountain bankruptcy estates and all of Gander Mountain's counterclaims and defenses to claims, including without limitation set off rights, arising out of or directly related to any executory contract rejected by Gander Mountain or the terms of its Chapter
11 bankruptcy plan, against the other party to such Contract.


2.1.2 All executory contracts and unexpired leases listed on Exhibit B attached hereto and accompanied by the letter R for "Reject" and any of the Considering
Contracts and Leases which Holiday elects not to have included in the Included Contracts and Leases under
Section 1.1.8.


3.  PURCHASE PRICE


3.1 Purchase Price. The purchase price for the Assets shall be as follows (the "Purchase Price"):


3.1.1 Holiday will pay all allowed priority claims against Gander Mountain, as provided in 11 U.S.C.
 507, all allowed administrative expense claims against Gander Mountain, as provided in 11 U.S.C.
 503, (including The CIT Group/Business Credit, Inc.
Debtor-in-Possession Loan Facility), and all reasonable post-petition liabilities or obligations of Gander
Mountain, and/or the trust to be established to pay claims and interests of the Debtors including reasonable post-confirmation expenses (including reasonable professional and paraprofessional fees and expenses incurred by the Trust to be established to hold and distribute the proceeds of this Agreement).


3.1.2 At the Closing, Holiday will pay cash to the Gander Mountain bankruptcy estates in the amount of $19,500,000.00, to be allocated as follows:


(a) $18,500,000.00 to the class or classes of unsecured claims;

(b) $500,000.00 to the class of preferred stock interests; and

(c) $500,000.00 to the class of common stock interests;


provided, however, that if the class or classes of preferred stock interests does not accept the plan of reorganization proposed by GMI, GRS and GMO, Holiday will pay in cash $19,000,000.00, all of which shall be allocated to the class or classes of unsecured claims.


3.1.3 Prior to the Closing, and upon entry of an appropriate Court Order, Holiday will lend Gander
Mountain up to $5,000,000.00 for working capital purposes, on account of which Holiday will be entitled to an administrative expense claim as provided in 11
U.S.C. 364. The loan will be secured by a lien on all assets at Gander Mountain, junior only to the lien of The CIT Group/Business Credit, Inc. The loan shall be evidenced by such documents as shall be acceptable to Holiday, Gander Mountain and CIT. Should this loan be made prior to the Closing, such loan shall be included among the liabilities assumed or paid by Holiday pursuant to Section 3.1.1 hereof.


3.2 Hart-Scott-Rodino Filing Fee. Holiday shall pay the filing fee for the Hart-Scott-Rodino filing and other fees associated with compliance with Sections 7.3 and 8.


3.3 Payment For Title Commitments; Surveys. Holiday shall be responsible for the cost of title insurance commitments and surveys ordered by Holiday.


3.4 Recording Fees. Holiday shall pay all recording fees payable as a result of the public recordation of real estate documents executed and delivered to Holiday pursuant to the terms of this Agreement to the extent such fees are not voided by 11 U.S.C. 1146(c).


3.5 Tail Policy for Insurance. Holiday shall pay the premium associated with the tail policy on Gander
Mountain directors' and officers' liability insurance which Gander Mountain will order prior to the Closing
Date.


4.  REPRESENTATIONS AND WARRANTIES OF GANDER MOUNTAIN

     Gander Mountain makes the following
representations and warranties to Holiday through and as of the Closing:


4.1  Corporate Status and Authority.  GMI, GRS, and
GMO, are corporations duly incorporated and validly existing under the laws of the State of Wisconsin and each has filed its most current required annual report.
GMI, GRS, and GMO have all requisite corporate power and authority to lease the Leased Properties and to carry on their business as presently conducted, except to the extent limited by the provisions of the United
States Bankruptcy Code. GMI, GRS, and GMO are operating as debtors in possession pursuant to 11
U.S.C. 1107 and 1108. The execution, delivery and performance of this Agreement and the Operative
Documents to which Gander Mountain is a party have been duly authorized by all necessary corporate action on the part of GMI, GRS, and GMO but remains subject to, and is contingent upon, Bankruptcy Court approval.
This Agreement shall be implemented by, and only become effective upon, confirmation of a Chapter 11 plan which incorporates its terms and is acceptable to Holiday and Gander Mountain. Upon entry of the appropriate
Bankruptcy Court order this Agreement shall become effective without need for further action by the parties.


4.2  Qualification.  GRS and GMO are and on the Closing
Date will be, duly qualified to do business and in good standing in the State of Wisconsin, the State of Michigan and the State of Indiana.


4.3  Governmental Consents.  Except as contemplated in
Section 6.2.1 and 6.2.4, no consent, waiver, approval or authorization of, or designation, declaration or filing with, any governmental authority is or has been required on the part of Gander Mountain in connection with the execution and delivery of this Agreement or with the consummation of the transaction contemplated hereby.


4.4 Transfer Free and Clear. The Assets will be transferred by Gander Mountain on the Closing Date free and clear of any liens, security interests and encumbrances, except for the provisions of the Included
Contracts and Leases and subject to the terms of the License Agreements.


4.5 No Breach, Etc. Except for defaults arising from or as a result of bankruptcy filing, the execution, delivery and performance of this Agreement by Gander
Mountain and the other Operative Documents to which Gander Mountain is a party and the consummation by Gander Mountain of the transactions contemplated hereby and thereby shall not result in:


4.5.1 Any conflict with or breach or violation of or default under the articles of incorporation or bylaws of GMI, GRS, or GMO; and


4.5.2     Giving effect to 11 U.S.C.  363(l) and
 365, any conflict with or breach or violation of or default under any obligation under any agreement to which Gander Mountain is a party or any legal requirement which will result in the acceleration of, or entitle any person to accelerate (whether after the giving of notice or lapse of time or both), any obligation under any contract or applicable legal requirements.


4.6  Compliance; Permits; Utilities; Taxes; Pending
Condemnations. Except for defaults arising from or as a result of bankruptcy filing, each Leased Property and Gander Mountain's business is in compliance in all material respects with all applicable legal requirements and no written notice of any violation of applicable legal requirements has been received from any governmental agency and Gander Mountain believes it has all rights of ingress and egress necessary to each Leased Property. Before Closing, Gander Mountain shall provide Holiday with written notice of any such noncompliance with the legal requirements or other applicable legal restrictions set forth in this
Section:


4.6.1 Except for defaults arising from or as a result of bankruptcy filing, no written notice of any default under, or violation of, any permit, restrictive covenant, easement or utility agreement has been received by Gander Mountain. Before Closing, Gander
Mountain shall provide Holiday with a copy of all written notices of any default under, or violation of, any operating agreement, Assumed Obligation, permit, restrictive easement, easement or utility agreement.


4.6.2 Gander Mountain is not in default in payment of gas, electric and telephones for any of its business premises except where the Bankruptcy Code prohibits such payments.


4.6.3     To Gander Mountain's knowledge, no
condemnation action is pending or threatened against any Leased Property.


4.6.4 To Gander Mountain's knowledge, no hazardous materials (other than inventory) are present on, in or under the Leased Properties or other real property under Gander Mountain's control and, to Gander
Mountain's knowledge, no hazardous materials (other than inventory) have been present on, in or under the Leased Properties or other real property under Gander
Mountain's control; provided, however, that Gander
Mountain maintains in inventory in the ordinary course of business certain materials deemed to be "hazardous," including black powder and certain substances used in gunsmithing. To Gander Mountain's knowledge there are no underground or aboveground storage tanks on the Leased Properties.


4.7 Litigation. All lawsuits and notices of governmental investigations with respect to any of the Assets or the Stores' business or Gander Mountain's business, other than claims filed in the Bankruptcy
Cases, are listed on Exhibit C attached hereto. Except as set forth in Exhibit C and for claims asserted in the Bankruptcy Cases, there is no claim, action, suit, proceeding or governmental investigation pending or, to the knowledge of Gander Mountain, threatened by any person before any court, governmental department, commission, board, agency or authority against Gander
Mountain that:


4.7.1 Has or would have, if adversely determined, an effect on a Leased Property; or


4.7.2 Challenges or may challenge the validity of this Agreement or any of the Operative Documents or seeks to enjoin or otherwise restrain the transaction contemplated herein or materially and adversely affects
Gander Mountain's ability to perform its obligations hereunder and under the Operative Documents.



4.8  Default Under Assumed Obligations.  Gander
Mountain has delivered to Holiday true, complete and correct copies of the Assumed Obligations and there are no material oral agreements or amendments with respect thereto and Gander Mountain has no knowledge of default by any other parties. Except for defaults arising from or as a result of bankruptcy filing, Gander Mountain is not in default under any Assumed Obligation which is material to its operations, nor has any event occurred which, with notice or lapse of time or both, would constitute a default by Gander Mountain under any such Assumed Obligation, except for any default which may be cured or excused under 11 U.S.C. 363(l) or 365.


4.9 Collective Bargaining Agreements. There are no collective bargaining agreements applicable to Gander
Mountain's employees. Gander Mountain has no knowledge of union organizing efforts at the Stores.


4.10 Corporate Operation. All of the retail stores are operated by GRS.


4.11 Brokers. No broker, finder or agent will be entitled to a fee or commission with respect to this Agreement.


4.12 Environmental Laws. To Gander Mountain's knowledge, the Leased Properties are in compliance with all environmental laws at each Leased Property.


4.13 No Agreements. Gander Mountain represents that no contract for sale, option or right of first refusal with respect to any of the Assets exists at the date of this Agreement. Except for the representations and warranties set forth in this Section 4, which expire at Closing, Gander Mountain makes no other warranty or representation with respect to the Assets, it being the understanding of the parties that the Assets shall be leased or transferred to Holiday by Gander Mountain on an "AS IS, WHERE IS" basis.


4.14 Financial Information Accuracy. Gander Mountain represents that all financial and related information provided to Holiday prior to execution of this Agreement was prepared in accordance with the books and records of Gander Mountain; presents fairly the financial condition of Gander Mountain at the balance sheet dates and the sales and results of its operations and cash flows for the periods therein specified in all material respects; and has, in all material respects, been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods.


4.15 Tax Returns and Audits. All required federal, state and local tax returns or appropriate extension requests of Gander Mountain have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or due provision for the payment thereof has been made either through this Agreement or the Plan, except where the filing of the Bankruptcy cases have precluded the payment.
Gander Mountain is not delinquent in the payment of any such tax or in the payment of any assessment or governmental charge except where the filing of the Bankruptcy cases have precluded the payment. Except for matters which have been closed prior to the date of this Agreement or as to which all claimed deficiencies have been paid in full:


4.15.1 Gander Mountain has not received notice of any tax deficiency proposed or assessed against it except where the filing of the Bankruptcy cases have precluded the payment;


4.15.2 Gander Mountain has not executed any waiver of any statute of limitations on the assessment or collection of any tax, except for federal returns for 1987-1992 and State of Wisconsin returns for 1986-1990;
and


4.15.3 None of Gander Mountain's tax returns have been audited by governmental authorities in a manner to bring such audits to Gander Mountain's attention.
Gander Mountain does not have any tax liabilities except those incurred in the ordinary course of business since __________, 1996.


4.16 Employees.  Gander Mountain currently operates the
Stores and employs employees ("Employees") in the ordinary course of its business operations. Gander
Mountain is not in default in any payment to any Employee, specifically including but not limited to salary and bonuses, if any.


5.  REPRESENTATIONS AND WARRANTIES OF HOLIDAY

     Holiday makes the following representations and warranties to Gander Mountain:


5.1 Corporate Status and Authority. Holiday is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota.
Holiday has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. Holiday has all requisite power and authority to execute and deliver this Agreement and the other Operative Documents to which it is a party and to perform its obligations hereunder and thereunder, and the execution, delivery and performance of this Agreement and the Operative Documents have been duly authorized by all necessary action on the part of Holiday.


5.2 Enforceability. This Agreement does, and each of the other Operative Documents when executed and delivered shall, constitute a legal, valid and binding obligation of Holiday enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws and judicial decisions of general applicability relating to or affecting creditors' rights and to general principles of equity.


5.3 Qualification. Holiday and/or a wholly-owned subsidiary or related entity, will on the Closing Date be, duly qualified to do business and authorized to do business in the State of Wisconsin, the State of Michigan and the State of Indiana.


5.4  Governmental Consents.  Except as contemplated in
Sections 6.2.1 and 6.2.4, no consent, waiver, approval or authorization of, or designation, declaration or filing with, any governmental authority is or has been required on the part of Holiday in connection with the execution and delivery of this Agreement or by Holiday in connection with the consummation of the transaction contemplated hereby.


5.5 No Breach, Etc. The execution, delivery and performance of this Agreement and the other Operative
Documents by Holiday and the consummation by Holiday of the transactions contemplated hereby and thereby will not result in:


5.5.1 Any conflict with or breach or violation of or default under the articles of incorporation or bylaws of Holiday; and


5.5.2 To Holiday's knowledge, any conflict with or breach or violation of or default under any obligation under any agreement to which Holiday is a party or any applicable legal requirement, which conflict, breach, violation, default or acceleration would limit
Holiday's ability to perform its obligations hereunder and under the other Operative Documents to which Holiday is a party.


5.6 Litigation. There is no claim, action, suit, proceeding or governmental investigation pending or, to the knowledge of Holiday, threatened by any person before any court, governmental department, commission, board, agency or authority against Holiday that challenges or may challenge the validity of this Agreement or any of the Operative Documents or seeks to enjoin or otherwise restrain the transaction contemplated herein or materially and adversely affects
Holiday's ability to perform its obligations hereunder and under the Operative Documents.


5.7 Brokers. All negotiations relating to this Agreement and the transaction contemplated hereby have been conducted without the intervention of any person acting on behalf of Holiday in such a manner as to give rise to any claim against Gander Mountain or Holiday for any brokers' or finders' commission, fee or similar compensation.


5.8 Funding. Holiday has access to the cash necessary to complete the transaction contemplated by this Agreement and is otherwise able to perform its financial obligations under this Agreement and the Operative Documents to which it is a party.


5.9 Authority to Perform Assumed Obligations. As required by 365 of the Code, Holiday has the ability to perform all of the Assumed Obligations, including all obligations to be performed pursuant to the Included Contracts and Leases. Holiday and its contemplated use of the real estate complies in all respects with 365(3).


6.  CONDITIONS PRECEDENT


6.1  Preamble.  The respective obligations of Gander
Mountain and Holiday set forth herein regarding the consummation of the transaction contemplated by this Agreement shall be subject to the fulfillment, on or before the Closing Date, in the case of Gander
Mountain, of the conditions set forth in Sections 6.2 and 6.3, and in the case of Holiday of the conditions set forth in Sections 6.2 and 6.4. Except for the conditions in paragraph 6.2.1 and 6.2.4 which may not be waived, any of the following conditions may be waived in whole or in part by the party whose obligation to perform at the Closing is subject to such condition. Such waiver of the breach of a representation or warranty (but not a covenant) shall be deemed to constitute a waiver of any liability the breaching party hereto may have hereunder with respect to such breach, provided that the breaching party shall have disclosed the inaccuracy of the representation or warranty to the other party prior to the Closing.


6.2  Mutual Conditions to Obligations of Gander
Mountain and Holiday. The following are conditions precedent to obligations of both Gander Mountain and Holiday under this Agreement:


6.2.1     Hart-Scott-Rodino Compliance.  On the Closing
Date, to the extent required by law, all premerger notification filings required under the Hart-Scott-
Rodino Act will have been made, and the thirty (30) day waiting period required thereby (or any shorter period made applicable by 11 U.S.C. 363(b)(2)) shall have been the subject of early termination or shall have expired without a request from any appropriate governmental agency for additional information or, if additional information has been requested, the extended waiting period shall have expired and no party shall have received any notice from the Federal Trade
Commission ("FTC") or the Department of Justice ("DOJ") that the transaction contemplated by this Agreement violates Section 5 of the Federal Trade Commission Act or Section 7 of the Clayton Act.


6.2.2     Absence of Litigation.  No order, stay,
judgment or decree (excluding any of the same relating to any action, suit or proceeding instituted by Gander
Mountain or Holiday against another party hereto) shall have been issued and be in effect by any court restraining or prohibiting the Closing provided that before any determination is made to the effect that this condition has not been satisfied, Gander Mountain and Holiday shall use reasonable efforts and take such other actions as may be reasonably necessary, each at its own expense, to have such order, stay, judgment or decree lifted or dismissed and any such action, suit or proceeding dismissed or terminated.


6.2.3     Assets.  On the Closing Date, all of the
Assets (except for inventory sold in the ordinary course of business) material to operate Gander
Mountain's business shall be available for sale and none of such material Assets have not been destroyed by casualty, taken by condemnation or materially diminished or impaired.


6.2.4 Bankruptcy Court Approval. This Agreement is subject to and contingent upon confirmation by the Bankruptcy Court for the Eastern District of Wisconsin of a Chapter 11 plan which incorporates the terms of this Agreement and is acceptable to Holiday and Gander
Mountain.


6.3 Conditions to Obligations of Gander Mountain. The following are conditions precedent to the obligations of Gander Mountain under this Agreement:


6.3.1 The representations and warranties of Holiday in Section 5 shall be true and correct in all material respects at and as of the Closing with the same effect as though made at and as of the Closing. Holiday shall have duly performed and complied in all material respects with all agreements contained herein required to be performed or complied with by Holiday at or before the Closing.


6.3.2 Holiday shall have taken all of the actions required by this Agreement to be taken by it at or prior to the Closing.


6.4 Conditions to Obligations of Holiday. The following are conditions precedent to the obligations of Holiday under this Agreement:


6.4.1     The representations and warranties of Gander
Mountain in Section 4 shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing with the same effect as though made at and as of the Closing. Gander Mountain shall have duly performed and complied in all material respect with all agreements contained herein required to be performed or complied with by Gander Mountain at or before the Closing.


6.4.2 Gander Mountain shall have taken all of the actions required by this Agreement to be taken by Gander Mountain at or prior to the Closing.


6.4.3 Gander Mountain shall continue its business operations as debtor-in-possession under 11 U.S.C.
1107 and 1108, in the ordinary course until the Closing Date.


6.4.4 The persons responsible for the management of Gander Mountain, as of the date of this Agreement, shall remain in place through the Closing Date, unless a change is approved by Holiday or they resign voluntarily.


7.  OBLIGATIONS OF GANDER MOUNTAIN


7.1 Conduct of Business. During the time from the date of this Agreement until Closing ("Interim
Period"), Gander Mountain shall, except to the extent
Holiday shall have given its prior written consent to do otherwise:


7.1.1 Carry on its business substantially in the same manner in which it is presently being conducted subject to the restrictions, of the Bankruptcy Code and orders of the Bankruptcy Court;


7.1.2 Not sell, lease or otherwise transfer or encumber title to any of the Assets other than the sale of inventory in the ordinary course of business without the consent of Holiday, which consent shall not be unreasonably withheld;


7.1.3 Use reasonable efforts to obtain the transfer of all transferable Permits; and


7.1.4 Maintain the Assets in substantially the same condition as on the date hereof, ordinary wear and tear and normal seasonable inventory fluctuations excepted.


7.2  Access and Information.  During the Interim
Period, Holiday may reasonably request and Gander
Mountain shall give, or cause to be given to Holiday and its employees, agents and representatives, reasonable access, during normal business hours and at Holiday's cost and expense, to building plans, surveys, as-built drawings, diagrams, wiring diagrams, warranties and environmental site assessments, and any other business or financial information requested by Holiday. Gander Mountain shall permit Holiday, at
Holiday's cost and expense, to make copies of such records (except as prohibited by any agreement) contained in the records of Gander Mountain to the extent access thereto is permitted above. During the Interim Period, after giving Gander Mountain reasonable prior written notice, Holiday shall have the right, at its expense, to enter the Leased Premises at any reasonable time during normal business hours to inspect the Assets. Holiday shall conduct such activities so as to minimize any interference with Gander Mountain's business.


7.3  Hart-Scott-Rodino.  If required by law, Gander
Mountain shall submit to the FTC and the DOJ, all of its filings required to commence the "waiting period" under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976 (the "Hart-Scott-Rodino Act") in connection with the transaction contemplated by this Agreement.
If a request for additional information is made of Gander Mountain pursuant to the Hart-Scott-Rodino Act,
Gander Mountain shall use reasonable efforts to cause compliance with such request as soon as practicable after receipt of such request. Holiday shall pay the filing fee and other costs associated with actions required to comply with the Hart-Scott-Rodino Act.


7.4  Sales and Use Taxes Due Prior to the Effective
Time. Gander Mountain agrees to timely prepare and timely file all sales and use tax returns with respect to transactions occurring on or before the Closing in connection with its retail business and timely pay all sales and use taxes applicable to the sales reported on such tax returns. Nothing herein shall prevent Gander
Mountain from contesting in good faith any such assessments of such sales or use taxes.


7.5 Termination of Employees. On or before the Closing Date, Gander Mountain agrees it will notify all of its Employees that their employment is terminated, to be effective as of the Closing Date. Holiday shall have the right to interview and hire all of the Employees as of the Closing Date. Holiday may interview prior to the Closing Date any existing
Employee of the Stores for purposes of employment by Holiday. Excepting the persons employed under the terms of the Assumed Obligations, any person employed by Holiday shall be an "employee-at-will" and nothing herein is intended to obligate Holiday to employ any Employee for any length of time. Holiday acknowledges and agrees that Gander Mountain may not be delivering to any of its employees any notices which may be required under any federal or state statutes with respect to the termination of employment of any such employees, including without limitation, any notices required under any federal or state plant closing statutes. Accordingly, Holiday shall pay and remain liable for any obligations which arise out of any failure to provide any such notices to employees terminated as a result of the transactions described in this Agreement.


8.  OBLIGATIONS OF HOLIDAY


8.1 Hart-Scott-Rodino. If required by law, Holiday shall submit to the FTC and the DOJ, all filings for Holiday required to commence the "waiting period" under the Hart-Scott-Rodino Act in connection with the transaction contemplated by this Agreement. If a request for additional information is made to Holiday pursuant to the Hart-Scott-Rodino Act, Holiday shall use reasonable efforts to comply with such request as soon as practicable after receipt of such request.
Holiday shall pay the filing fee and other costs associated with actions required to comply with the Hart-Scott-Rodino Act.


9.  CLOSING


9.1 Closing Date. The closing ("Closing") shall take place at a location to be designated by Holiday on or before January 31, 1997 ("Closing Date"); provided, however, that the Closing Date may be postponed to a later business day by Gander Mountain or Holiday as is reasonably necessary in order for such party to comply with the provisions of Sections 6.2.1 and 6.2.4, which postponement is subject to the provisions of Section
10.1.2.  Time is of the essence for the Closing Date.
All documents shall be dated to be effective and the Closing should for all purposes be deemed to be effected as of 12:01 a.m. CST on the Closing Date. Any amounts to be paid by either party shall be transferred via wire transfer before 3:00 p.m. CST on the Closing
Date.


9.2 Closing. Among other terms and conditions, the obligations of Gander Mountain and Holiday to consummate the transaction contemplated by this Agreement shall be conditioned upon the mutual agreement of all parties as to the form of each of the Operative Documents referenced in this Section 9.2. At the Closing, Gander Mountain and/or Holiday shall execute and deliver mutually acceptable and agreed upon documents, including but not limited to, Bills of Sale, assignments, Resale Exemption Certificates, ATF license transfer documents and an order of the United States
Bankruptcy Court for the Eastern District of Wisconsin confirming a Chapter 11 plan for Gander Mountain which incorporates this agreement and, in form and substance mutually satisfactory, authorizes the action to be taken by each party pursuant to this Agreement and the Operative Documents.


9.3 Stay of Closing. The parties contemplate that this Agreement shall be presented for Court, creditor and shareholder approval through a Chapter 11 plan of reorganization ("Plan") which shall be filed as soon as possible after the execution of this Agreement.
Notwithstanding any other provision of this Agreement, if the closing conditions other than those set forth in this Section 4.7 have been satisfied, the Debtors and Holiday shall close the Agreement as soon as possible after the date a confirmation order concerning such Plan is entered on the docket of the Clerk of Court, unless a Court with appropriate jurisdiction has entered a stay of the implementation of the Plan or any transaction described in this Agreement and the party who sought such stay has posted a bond, if required to do so, in the amount set by the Court.


9.4 Reasonable Efforts. The parties shall exercise all reasonable efforts and diligence to satisfy all conditions to Closing as expeditiously as possible.


10.  TERMINATION


10.1 Termination. This Agreement and the transaction contemplated hereby may be terminated and abandoned:


10.1.1 At any time prior to the Closing Date by mutual written consents of Holiday and Gander Mountain and Committee;


10.1.2 By written notice from Holiday, in its sole discretion, to Gander Mountain if the Closing shall not have occurred on or before January 31, 1997, for any reason whatsoever other than the mutual written agreement of the parties hereto to extend the Closing
Date past such deadline or Holiday's delay;


10.1.3 By either party if a final non-appealable judgment has been entered against such party restraining, prohibiting, declaring illegal or awarding substantial damages in connection with the transaction contemplated hereby.

     10.2 Effect of Termination. If this Agreement is terminated as permitted under Section 10.1 hereof, such termination shall be without liability of or to any party to this Agreement or any shareholder, director, officer, trustee, employee, attorneys, agent, servant, consultant, representative of such party; provided, if, with the intent to avoid consummating the transaction contemplated in this Agreement, any party (or a person associated therewith) deliberately fails to fulfill a condition to the performance of any other party or to perform a covenant of this Agreement or deliberately breaches this Agreement, then such party shall be liable to the other party in damages. Notwithstanding any of the foregoing to the contrary, there shall be no liability to Gander Mountain, its shareholders, directors, officers, trustees, attorneys, agents, employees, servants, consultants or representatives if Gander Mountain withdraws the Plan pursuant to Section
11.7 of the Plan; provided, however, that Holiday may assert a claim for its contributions to the case and preservation of the estate.


10.3 Extension of Retail License.  In the event this
Agreement terminates, or if the sale of the Assets to Holiday contemplated by this Agreement does not occur on or before January 31, 1997, the retail license granted to Holiday by Gander Mountain in Section 9 of the Purchase Agreement dated as of July 10, 1996 shall be extended in time through July 31, 1997. All other terms and conditions of the retail license shall remain the same.


11.  ADDITIONAL COVENANTS


11.1 Duty to Insure. The duty to insure the Assets and all risk, liability and responsibility for all loss or damage to the Assets, and for all claims by third parties arising out of the use or ownership of the Assets, and the duty to defend, indemnify and hold the other party harmless against any such claims (except for claims based on the other party's active negligence, wrongdoing or misconduct) shall be Gander
Mountain's with respect to events occurring before the Closing Date and shall be Holiday's with respect to events occurring from and after the Closing Date.


11.2 Sales Tax. The parties shall take all necessary steps to ensure that the purchase and sale of the Assets hereunder shall be exempt from all sales and use taxes. Without limiting the generality of the foregoing, Holiday shall provide to Gander Mountain such resale certificates as Gander Mountain may request.


12.  MISCELLANEOUS


12.1 Severability. All of the provisions of this Agreement are distinct and severable, and if any provision shall be determined to be illegal, void or unenforceable, such determination shall not affect the validity, legality or enforceability of any other provisions of this Agreement.


12.2 Governing Law. The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin.


12.3 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties and their heirs, representatives, successors and assigns.


12.4 Assignment. This Agreement may be assigned by Holiday; provided, however, that Holiday may assign its rights under this Agreement only (i) to a subsidiary or related entity which entity shall comply with all representations and warranties of Holiday contained in this Agreement and (ii) with recourse against Holiday.


12.5 Amendment. This Agreement may only be amended in a writing signed by all parties.


12.6 Survival. This Agreement shall remain in full force and effect until all obligations of each party to this Agreement between Gander Mountain and Holiday have been fully satisfied in accordance with the terms of each such agreement. The terms and conditions of this Agreement shall survive, continue in full force and effect, and shall be enforceable after the closing of the transaction contemplated by this Agreement;
provided, however, that Holiday shall have no claim for any reason against the trust established under Gander
Mountain's Plan; provided that the representations and warranties of Gander Mountain in Section 4 shall expire upon the Closing.


12.7 No Third Party Beneficiaries. This Agreement is only for the benefit of the parties to this Agreement and not for the benefit of any third party beneficiaries.


12.8 Notice. Any notice to be given by one party hereto shall be personally delivered, sent by registered or certified mail or sent by a nationally recognized courier service that issues a receipt to the other parties hereto at the addresses in this Section
(or to such other address as may be designated by notice to the other parties), and shall be deemed given upon the earlier of personal delivery, the date postmarked, delivery to such courier or the refusal to accept such service:

     If to Holiday:

               Holiday Stationstores, Inc.
               4567 West 80th Street
               Minneapolis, Minnesota 55437
               Attention: President

     with a copy to:

               Holiday Stationstores, Inc.
               4567 West 80th Street
               Minneapolis, Minnesota 55437
               Attention: Legal Department

     If to Gander Mountain:

               Gander Mountain, Inc.
               P.O. Box 128
               Highway W
               Wilmot, Wisconsin 53192
               Attention: President

     with a copy to:

               Godfrey & Kahn, S.C.
               780 North Water Street
               Milwaukee, WI 53202
               Attention:  Howard A. Schoenfeld

     and with a copy to:

               Holleb & Coff
               55 East Monroe Street
               Suite 4000
               Chicago, IL 60603
               Attention:  Bruce Dopke


12.9 Authority. Each party has caused this Agreement and the Operative Documents to which it is a party to be executed and represents and warrants that their signatory has been and is on the date of this Agreement and the Operative Documents duly authorized by all necessary and appropriate corporate action to execute this Agreement and the Operative Documents except the execution, delivery and performance by Gander Mountain is subject to approval by the Bankruptcy Court in the Bankruptcy Cases.


12.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.


12.11 Time of Essence. Time is of the essence of this Agreement.


12.12     Joint and Several Liability.  GMI, GRS, and
GMO are jointly and severally liable for any and all obligations of any such party hereunder. Subsequent to the merger to be effectuated under the Plan, GMI shall be liable for all obligations of GRS and GMO hereunder.


12.13     No Merger.  This Agreement does not
constitute a merger, consolidation or any other relationship other than seller and buyer. This
Agreement is not intended to cause or create a joint venture.

     IN AGREEMENT, the parties have executed this Agreement as of the date first above written.

GANDER MOUNTAIN, INC.              HOLIDAY
STATIONSTORES, INC.

By                                 By
Title                                   Title


GRS, INC.

By
Title


GMO, INC.

By
Title





M1:0193676.09
MW1-63157-1

                    EXHIBIT 9.2 TO
             JOINT PLAN OF REORGANIZATION

          (Leases and Contracts to be Assumed
               and Assigned to Holiday)


                 GANDER MOUNTAIN, INC.



                                                     AMOUNT OF
NAME AND ADDRESS   NOTES OF CONTRACT                 DEFAULT TO
OF OTHER PARTIES      OR LEASE AND                       BE
 TO INSTRUMENTS    DEBTOR'S INTEREST     LOCATION     CURED ON
                                                     EFFECTIVE
                                                        DATE



3M National        Contract type:      Madison           $224.40
6405 Hix Road      Billboard lease     West Side of
North              Date:  05/20/96     I-90 at Jct.
Westland, MI       Debtor's interest:  D/M and I-90
48185              Lessee              Facing North
                   Description:  3M
                   Media Special
                   Outdoor Display
                   Advertising
                   Agreement

ABC Outdoor        Contract type:      Brookfield            -0-
Advertising, Inc.  Billboard           Highway 45,
24600  Silvernail  Debtor's interest:  1300" N/O
Road               Lessee              Silver
Pewaukee, WI       Date:  09/01/96     Spring
53072              Description:
                   Standard Outdoor
                   Advertising Rental
                   Contract

ABC Outdoor        Contract type:      Brookfield            -0-
Advertising, Inc.  Billboard Lease     I94, 1500'
24600 Silvernail   Date:  09/01/96     E/O Hwy 16
Road               Debtor's interest:
Pewaukee,  WI      Lessee
53072              Description:
                   Standard Outdoor
                   Advertising Rental
                   Contract

ABC Outdoor        Contract type:      Brookfield            -0-
Advertising, Inc.  Billboard lease     I-94, 2
24600 Silvernail   Date:  09/01/96     miles E/O
Road               Debtor's interest:  Hwy F
Pewaukee, WI       Lessee
53072              Description:
                   Standard Outdoor
                   Advertising Rental
                   Contract

ABC Outdoor        Contract type:      Brookfield            -0-
Advertising, Inc.  Billboard lease     I-894, 650
24600 Silvernail   Date:  12/01/96     E/O Loomis
Road               Debtor's interest:  Road
Pewaukee, WI       Lessee
53072              Description:
                   Standard Outdoor
                   Advertising Rental
                   Contract

American Displays  Contract type:      Grand Rapids          -0-
3420 Broadmoor,    Billboard lease     I-96 at Hwy
SE #3              Date:  05/29/96     M-50
Grand Rapids, MI   Debtor's interest:
49512              Lessee
                   Description:
                   Bulletin Order

Ancevic, Milton    Contract type:      N/A                   -0-
A.                 Severance
12400 Fox River    Agreement
Road               Date:  12/06/95*
Wilomt, WI  53192

Ann Arbor Sign     Contract type:      Shared among       711.09
P.O. Box 604       Billboard lease     all Michigan
Ann Arbor, MI      Date:  10/01/96     stores I94
48168              Debtor's interest:  and I-275,
                   Lessee              Romulus
                   Description:
                   Advertising
                   Display
                   Contract

Ann Arbor Sign     Contract type:      Utica                 -0-
P.O. Box 604       Billboard lease     Hall Road
Manchester, MI     Date:  10/01/96     and I-94
48158              Debtor's interest:
                   Lessee
                   Description:
                   Advertising
                   Display Contract

Ann Arbor Sign     Contract type:      Taylor                -0-
P.O. Box 604       Billboard lease     I-94 and
Manchester, MI     Date:  10/01/96     Pennsylvania
48158              Debtor's interest:
                   Lessee
                   Description:
                   Advertising
                   Display Contract

Bloom, Kenneth C.  Contract type:      N/A                   -0-
12400 Fox River    Severance
Road               Agreement
Wilmot, WI 53192   Date:  12/13/95*

Bussard, Mark      Contract type:      N/A                   -0-
12400 Fox River    Retention
Road               Agreement
Wilmot, WI  53192  Date:  03/06/96*

Bussard, Mark      Contract type:      N/A                   -0-
12400 Fox River    Severance
Road               agreement
Wilmot, WI  53192  Date:  12/06/95*

Cabelas, Inc.      Contract type:      N/A                   -0-
812 13th Avenue    Trademark license
Sidney, NE         agreement
                   Date:  05/17/96

Cabelas, Inc.      Contract type:      N/A                   -0-
812 13th Avenue    Noncompetition
Sidney, NE         agreement
                   Date:  05/17/96

Cabelas, Inc.      Contract type:      N/A                   -0-
812 13th Avenue    Nonresidential
Sidney, NE         lease
                   Beginning date:
                   05/17/96
                   Debtor's interest:
                   Lessor
                   Description:
                   Wilmot, WI

Cappel, Peggy      Contract type:      N/A                   -0-
12400 Fox River    Retention
Road               agreement
Wilmot, WI  53192  Date:  03/06/96*

E3 Associates,     Contract type:      N/A                   -0-
Ltd.               Software licensing
1700 Parkway       agreement
Place, Suite 600   Date:  8/18/94
Marietta, GA       Debtor's interest:
30067-8288         Lessee

E3 Associates,     Contract type:      N/A             $1,073.51
Ltd.               Service contract
1800 Parkway       Beginning date:
Place              05/31/95
Suite 600          Debtor's interest:
Marietta, GA       Lessee
30067

First Federal      Contract type:      N/A                   -0-
Financial Serv.    Vehicle lease
W176 N9830         Beginning date:
Rivercrest Drive   09/19/94
Germantown, WI     Debtor's interest:
53022              Lessee

First Federal      Contract type:      N/A                   -0-
Financial Service  Tractor lease
Inc.               Date:  06/16/96
P.O. Box 654       Debtor/s interest:
Menomonee Falls    Lessee
WI 53052-0054

First United       Contract type:      N/A                   -0-
Leasing Corp.      Copiers
100 Corporate      Beginning date:
North              07/12/95
Bannockburn, IL    Debtor's interest:
60015              Lessee
                   Description:
                   Master Operating
                   Lease
                   Agreement No. 1655

Franklin Outdoor   Contract type:      St. Cloud       $3,120.00
Advertising        Billboard lease
Company            Debtor's interest:
Box 218            Lessee
Albertville, MN
55301

Freitag, Ralph     Contract type:      N/A                   -0-
12400 Fox River    Retention
Road               agreement
Wilmot, WI  53192  Date:  08/08/96

Freitag, Ralph     Contract type:      N/A                   -0-
12400 Fox River    Employment
Road               agreement
Wilmot, WI  53192  Date:  03/19/96

Gannett (f/k/a     Contract type:      Flint           $3,147.97
Outdoor Systems)   Billboard lease
6083 Taylor Drive  Date:  09/08/96
Flint, MI  48507   Debtor's interest:
                   Lessee
                   Description:
                   Gannett Outdoor
                   Network USA
                   Outdoor Display
                   Agreement

Gannett (f/k/a     Contract type:      Grand Rapids          -0-
Outdoor Systems)   Billboard lease
6083 Taylor Drive  Date:  06/12/96
Flint, MI 48507    Debtor's interest:
                   Lessee
                   Description:
                   Gannett Outdoor
                   Network USA
                   Outdoor Display
                   Agreement

Garlow, Jim        Contract type:      N/A                   -0-
12400 Fox River    Retention
Road               agreement
Wilmot, WI  53192  Date:  03/06/96*

Garlow, Jim        Contract type:      N/A                   -0-
12400 Fox River    Severance
Road               agreement
Wilmot, WI  53192  Date:  12/06/95*

Giesen, Cindy      Contract type:      N/A                   -0-
12400 Fox River    Severance
Road               agreement
Wilmot, WI  53192  Date:  12/06/95*

Glyzewski, David   Contract type:      N/A                   -0-
A.                 Severance
12400 Fox River    Agreement
Road               Date:  12/06/95*
Wilmot, WI  53192

Guerrini, Kenneth  Contract type:      N/A                   -0-
J.                 Severance
12400 Fox River    agreement
Road               Date:  12/06/95*
Wilmot, WI  53192

Hans G. Stute      Contract type:      19500 W.              -0-
5131 South 60th    Non-residential     Bluemound
Street             lease               Road
Greendale, WI      Beginning date:     Brookfield,
53192              04/15/87            WI 53045
                   Debtor's interest:
                   Lessee

Hansen, Todd       Contract type:      N/A                   -0-
12400 Fox River    Retention
Road               agreement
Wilmot, WI  53192  Date:  03/06/96*

Hansen, Todd       Contract type:      N/A                   -0-
12400 Fox River    Severance
Road               agreement
Wilmot, WI  53192  Date:  12/06/95*

Hauger, Gary       Contract type:      N/A                   -0-
12400 Fox River    Retention
Road               agreement
Wilmot, WI  53192  Date:  03/06/96

Hauger, Gary       Contract type:      N/A                   -0-
12400 Fox River    Retention
Road               agreement
Wilmot, WI  53192  Date:  08/08/96

Horizon            Contract type:      2002 Zeier            -0-
Investment &       Nonresidential      Road
Development Corp.  lease               Madison, WI
37 Kassel Court,   Beginning date:     53704
Suite 211          04/27/92
Madison, WI 53711  Debtor's interest:
                   Lessee

Ithaca             Contract type:      N/A               $311.92
Peripherals        Maintenance
Incorporated       agreement
20 Bomax Drive     Date:  undated
Ithaca, NY 14650   Debtor's interest:
                   lessee

JDA Software       Contract type:      N/A                   -0-
Services, Inc.     Software lease
5011 N. Granite    Beginning date:
Reef Road          08/20/90
Scottsdale, AZ     Debtor's interest:
85253              Lessee
                   Description:
                   Software Support
                   Agreement

Kunz, Jeffrey      Contract type:      N/A                   -0-
12400 Fox River    Retention
Road               agreement
Wilmot, WI  53192  Date:  03/06/96*

Kunz, Jeffrey      Contract type:      N/A                   -0-
12400 Fox River    Severance
Road               agreement
Wilmot, WI  53192  Date:  12/06/95*

Lakehead Outdoor   Contract type:      Hwy. 2 and            -0-
Advertising        Billboard lease     Hwy. 53
910 Hammond        Debtor's interest:
Avenue             Lessee
Superior, WI
54880

Lakeview           Contract type:      N/A                   -0-
Technology Inc.    Software USA
2301 West 22nd     Agreement No.
Street, Suite 206  920730
Oak Brook, IL      Date:  08/18/92
60521              Debtor's interest:
                   Lessee

Lucent             Contract type:      Grand Rapids    $3,228.79
Technologies       Maintenance
Minneapolis CSC    agreement
00793              Debtor's interest:
420 Third Avenue   Lessee
South, Room 1210
Minneapolis, MN
55415-1384

Lucent             Contract type:      Taylor,               -0-
Technologies       Maintenance         Pontiac and
Minneapolis CSC    agreement           Utica
00793              Debtor's interest:
420 Third Avenue   Lessee
South, Room 1210
Minneapolis, MN
55415-1384

Lucent             Contract type:      Saginaw               -0-
Technologies       Maintenance
Minneapolis CSC    agreement
00793              Debtor's interest:
420 Third Avenue   Lessee
South, Room 1210
Minneapolis, MN
55415-1384

Lucent             Contract type:      Brookfield,           -0-
Technologies       Maintenance         Wausau,
Minneapolis CSC    agreement           Appleton,
00793              Debtor's interest:  and Madison
420 Third Avenue   Lessee
South, Room 1210
Minneapolis, MN
55415-1384

Manhattan          Contract type:      N/A                   -0-
Associates, Inc.   PkMS
225 S. Sepulveda   training/installat
Blvd., Suite 301   ion consulting
Manhattan Beach,   agreement
CA 90266           Date:  12/22/93
                   Debtor's interest:
                   Lessee

Matheson, Scott    Contract type:      N/A                   -0-
12400 Fox River    Retention
Road               agreement
Wilmot, WI  53192  Date:  03/06/96*

Matheson, Scott    Contract type:      N/A                   -0-
12400 Fox River    Severance
Road               agreement
Wilmot, WI  53192  Date:  12/06/95*

Norwest Equipment  Contract type:      N/A                   -0-
Finance            Stockpicker lease
733 Marquette      Beginning date:
Ave., Suite 300    06/12/95
Minneapolis, MN    Debtor's interest:
55402              Insured
                   Description:
                   Master Lease No.
                   21292
                   Supplemental
                   Number 21292-100-m

Ohm, Susan         Contract type:      N/A                   -0-
12400 Fox River    Severance
Road               Agreement
Wilmot, WI  53192  Date:  04/16/96

Ohm, Susan         Contract type:      N/A                   -0-
12400 Fox River    Retention
Road               Agreement
Wilmot, WI  53192  Date:  04/16/96*

Pleasant Company   Contract type:      Wilmot, WI            -0-
Incorporated       Nonresidential
8400 Fairway       leases
Place              Beginning date:
P.O. Box 998       08/01/96
Middleton, WI      Debtor's interest:
53562              Lessee
                   Description:
                   Wilmot

Rymer, Todd        Contract type:      N/A                   -0-
12400 Fox River    Retention
Road               agreement
Wilmot, WI  53192  Date:  03/06/96*

Rymer, Todd        Contract type:      N/A                   -0-
12400 Fox River    Severance
Road               agreement
Wilmot, WI  53192  Date:  12/06/95*

Security           Contract type:      N/A                   -0-
Financial and      Equipment lease
Leasing Services,  Debtor's interest:
Inc.               Lessee
7600 W. Layton     Description:
Avenue, Suite 200  Equipment lease
Milwaukee, WI      94GMI and 94GMI-2
53220

Silvon Software,   Contract type:      N/A                   -0-
Inc.               Software license
P.O. Box 88465     agreement
Chicago, IL 60680- Debtor's interest:
1465               Lessee

Silvon Software,   Contract type:      N/A                   -0-
Inc.               Software
P.O. Box 88466     Maintenance
Chicago, IL 60680- Agreement No.
1466               4072515
                   Date:  07/18/94
                   Debtor's interest:
                   Lessee

Silvon Software,   Contract type:      N/A                   -0-
Inc.               Software
P.O. Box 88466     Maintenance
Chicago, IL 60680- Agreement No.
1466               M6670
                   Date:  07/18/94
                   Debtor's interest:
                   Lessee

Silvon Software,   Contract type:      N/A                   -0-
Inc.               Software
P.O. Box 88466     Maintenance
Chicago, IL 60680- Agreement
1466               Date:  10/11/93
                   Debtor's interest:
                   Lessee

Silvon Software,   Contract type:      N/A                   -0-
Inc.               Software
P.O. Box 88466     Maintenance
Chicago, IL 60680- Agreement No.
1488               081324
                   Date:  05/31/95
                   Debtor's interest:
                   Lessee

Skoglund           Contract type:      Hwy. 53,        $5,378.86
Communications     Billboard lease     West Lie
Inc.               Debtor's interest:
9331 Westgate      Lessee
Blvd.
Duluth, MN 55818

Skoglund           Contract type:      Hwy. 10               -0-
Communications,    Billboard lease     North
Inc.               Debtor's interest:
9331 Westgate      Lessee
Blvd.
Duluth, MN  55818

Softpoint Inc.     Contract type:      N/A             $2,640.46
850A South Rock    System Purchase
Boulevard          Agreement
Sparks, NV 89431   Date:  11/22/93
                   Debtor's interest:
                   Lessee

Softpoint, Inc.    Contract type:      N/A                   -0-
5450 Riggins       Maintenance
Court, Suite 4     agreement
Reno, NV 89502     Date:  10/30/96
                   Debtor's interest:
                   Lessee

Softpoint, Inc.    Contract type:      N/A                   -0-
850A South Rock    POS software
Boulevard          license
Sparks, NV  89431  Debtor's interest:
                   Lessee

Software 2000,     Contract type:      N/A                   -0-
Inc.               Master Software
One Park Center    Agreement No. 88-
Independence Park  313
Hyannis, MA 02601  Date:  03/15/88
                   Debtor's interest:
                   Lessee

Strouse, David     Contract type:      N/A                   -0-
12400 Fox River    Retention
Road               agreement
Wilmot, WI  53192  Date:  03/06/96*

Strouse, David     Contract type:      N/A                   -0-
12400 Fox River    Severance
Road               agreement
Wilmot, WI  53192  Date:  12/06/95*

Synon, Inc.        Contract type:      N/A                   -0-
1100 Larkspur      Software license
Landing Circle     agreement
Larkspur, CA       Date:  06/24/91
94939              Debtor's interest:
                   Lessee

Thelen Sand and    Contract type:      NW corner of       275.00
Gravel, Inc.       Billboard lease     Illinois
Hwy 173            Debtor's interest:  Route 173
Antioch, IL 60002  lessee              and
                   Description:  Land  Johnsburg-
                   Lease               Wilmot Road

Westhill Partners  Contract type:      535 N.                -0-
I                  Nonresidential      Westhill
c/o Horizon        lease               Blvd.
Investment         Beginning date:     Grand Chute,
37 Kessel Court,   03/18/91            WI  54911
Suite 211          Debtor's interest:
Madison, WI        Lessee
53711

Westhill Partners  Contract type:      2002 Zeier            -0-
III Madison        Nonresidential      Road
(f/k/a Horizon     lease               Madison,  WI
Investment &       Beginning date:     53704
Development        04/27/92
Corp.)             Debtor's interest:
37 Kassel Court,   Lessee
Suite 211
Madison, WI
53711

Whiteco Outdoor    Contract type:      Merrillville          -0-
Advertising        Billboard lease     N/L I-94,
1770 West 41st     Date:  11/1/96      1/4 mi E/O
Avenue             Debtor's interest:  Burr, F/W
Gary, IN 46408     Lessee
                   Description:
                   Bulletin Display
                   Agreement

Whiteco Outdoor    Contract type:      Merrillville          -0-
Advertising        Billboard lease     W/L I-65,
1770 West 41st     Date:  11/1/96      1.2 mi S/O
Avenue             Debtor's interest:  231, F/S
Gary, IN 46408     Lessee
                   Description:
                   Bulletin Display
                   Agreement

Whiteco Outdoor    Contract type:      Merrillville          -0-
Advertising        Billboard lease     Merrillville
1770 West 41st     Date:  11/1/96      rotary
Avenue             Debtor's interest:
Gary, IN 46408     Lessee
                   Description:
                   Bulletin Display
                   Agreement

Whiteco Outdoor    Contract type:      Merrillville          -0-
Advertising        Billboard lease     S/L I-94,
1770 West 41st     Date:  10/1/96      2.4 mi. E/O
Avenue             Debtor's interest:  Rt. 51 F/E
Gary, IN 46408     Lessee
                   Description:
                   Bulletin Display
                   Agreement

Whiteco Outdoor    Contract type:      Wausau           8,776.00
Advertising        Billboard lease     Hwy 29
9237 Highway 10    Date:  08/01/96     Approx. 4 mi
East               Debtor's interest   W/O Birch
P.O. Box 548       Lessee              S/S F/E
Marshfield, WI     Description:
54449              Bulletin Display
                   Agreement

Whiteco Outdoor    Contract type:      Wausau                -0-
Advertising        Billboard lease     Hwy 29W W/O
9237 Highway 10    Date:  08/10/96     28th Ave.
East               Debtor's interest:  LH/EB
P.O. Box 548       Lessee
Marshfield, WI     Description:
54448              Bulletin Display
                   Agreement

Whiteco Outdoor    Contract type:      Wausau                -0-
Advertising        Billboard lease     US51 W/O Jct
9237 Highway 10    Date:  08/10/96     SR153 @
East               Debtor's interest:  Mosinee E/S
P.O. Box 548       Lessee              F/S
Marshfield, WI     Description:
54449              Bulletin Display
                   Agreement

Whiteco Outdoor    Contract type:      Wausau                -0-
Advertising        Billboard lease     US51 1 mi.
9237 Highway 10    Date:  08/01/96     N/O Hwy 54
East               Debtor's interest:  E/S F/N
P.O. Box 548       Lessee
Marshfield, WI     Description:
54449              Bulletin Display
                   Agreement

Wolverine Outdoor  Contract type:      Flint            1,488.72
Advertising        Billboard lease     I-69 5 miles
923 Bradley        Date:  07/28/95     west of
Street             Debtor's interest:  Flint
Owosso, MI 48867   Lessee


*To be assumed as amended pursuant to a motion currently pending before this Court.

MW1-56086-1
MW1-63157-1





                    EXHIBIT 9.2 TO

             JOINT PLAN OF REORGANIZATION

          (Leases and Contracts to be Assumed
               and Assigned to Holiday)

                       GRS, INC.


 NAME AND ADDRESS   NOTES OF CONTRACT                DEFAULT TO
 OF OTHER PARTIES     OR LEASE AND                       BE
  TO INSTRUMENTS    DEBTOR'S INTEREST    LOCATION     CURED ON
                                                      EFFECTIVE
                                                        DATE



3M National        Contract type:       Flint            -0-
6405 Hix Road      Billboard lease      1/4 Mi. E/O
North              Effective date:      Miller Rd
Westland, MI       12/4/95              Exit N/S I-
48185              Debtor's interest:   69 F/E
                   Lessee
                   Description:  3M
                   Media Outdoor
                   Display
                   Advertising
                   Agreement

3M National        Contract type:       Utica            -0-
6405 Hix Road      Billboard lease      East side I-
North              Date:  07/16/96      94, 300'
Westland, MI       Debtor's interest:   N/O 14 mi.
48185              Lessee               facing
                   Description 3M       south
                   Media Outdoor
                   Display
                   Advertising
                   Agreement

3M National        Contract type:       Shared           -0-
6405 Hix Road      Billboard lease      among
North              Date:  08/12/96      Detroit
Westland, MI       Debtor's interest:   stores
48185              Lessee               (Utica,
                   Description:  3M     Pontiac,
                   Media Outdoor        Taylor) E/S
                   Display              I-75, 1.2
                   Advertising          miles W/O
                   Agreement            Holly Rd.
                                        facing
                                        north

3M National        Contract type:       Taylor           -0-
6405 Hix Road      Billboard lease      West side I-
North              Date:  07/24/96      75, .5 mile
Westland, MI       Debtor's interest:   north of
48185              Lessee               Outer
                   Description:  3M     Drive,
                   Media Outdoor        facing
                   Display              north
                   Advertising
                   Agreement

3M National        Contract type:       Taylor           -0-
6405 Hix Road      Billboard lease      E/S I-75 at
North              Date:  06/04/96      Vernor Hwy
Westland, MI 48185 Debtor's interest:   F/N
                   Lessee
                   Description:  3M
                   Media Outdoor
                   Display
                   Advertising
                   Agreement

Apple Mountain LLC Contract type:       72270            -0-
1460 Walton Blvd., Nonresidential       Habawa
Suite 105          lease                Street
Rochester Hill, MI Beginning date:      Saginaw, MI
48309              05/19/94             48805
                   Debtor's interest:
                   Lessee

Collins Outdoor    Contract type:       LaCrosse      $4,040.00
Advertising        Billboard lease      I-90 East
325 N. 3rd Street  Debtor's interest:   of Bangor
P.O. Box 968       Lessee               exit
LaCrosse, WI 54602-
0968

Collins Outdoor    Contract type:       LaCrosse         -0-
Advertising        Billboard lease      I-90 West
325 N. 3rd Street  Debtor's interest:   Fact I-90
P.O. Box 968       Lessee               Exits 3 & 4
LaCrosse, WI 54602-
0968

Cook 28th, Inc.    Contract type:       2875             -0-
Oxford Partners    Nonresidential       Acquest
126 Ottawa Avenue  lease                Avenue
NW                 Beginning date:      Grand
Grand Rapids, MI   10-19-94             Rapids, MI
49503              Debtor's interest:   49512
                   Lessee

Gary Joint Venture Contract type:       1630 South       -0-
25425 Center Ridge Nonresidential       Lake Mall
Road               lease                Merriville,
Cleveland, OH      Beginning date:      IN 46410
44145              08/01/94
                   Debtor's interest:
                   Lessee

Giesen, Cindy      Contract type:       N/A              -0-
12400 Fox River    Retention
Road               agreement
Wilmot, WI  53192  Date:  04/16/96*

L.D. Clark         Contract type:       6353 Gander      -0-
Building Co.       Nonresidential       Drive
6851 Millett       lease                Swartz
Highway            Beginning date:      Creek, MI
Lansing, MI 48917  02/02/94             48473
                   Debtor's interest:
                   Lessee

National           Contract type:       Saginaw          -0-
Advertising        Billboard lease      .1 mi. N/W
Company            Date:  07/12/95      Busch Rd.,
Bedford Park, IL   Debtor's interest:   W/S I-75
60501              Lessee               F/S

New Plan Realty    Contract type:       13975 Hall       -0-
Trust (f/k/a Dean  Nonresidential       Road
Witter Realty      lease                Utica, MI
Income Partnership Beginning date:      48315
III, L.P.)         08/19/94
Two World Trade    Debtor's interest:
Center             Lessee
New York, NY 10048

Ohm, Susan         Contract type:       N/A              -0-
12400 Fox River    Retention
Road               agreement
Wilmot, WI  53192  Date:  04/16/96*

Pardee Associates  Contract type:       14100            -0-
22725 Greater Mack Nonresidential       Pardee Road
Avenue             lease                Taylor, MI
St. Clair Shores,  Beginning date:      48180
MI 48080           02/09/95
                   Debtor's interest:
                   Lessee

Russ Darrow        Contract type:       N/A            $411.39
Leasing Corp.      Car lease
P.O. Box 515       Debtor's interest:
West Bend, WI      Lessee
53095              Contract No. 2669

Russ Darrow        Contract type:       N/A              -0-
Leasing Corp.      Car lease
P.O. Box 515       Debtor's interest:
West Bend, WI      Lessee
53095              Contract No. 2627

Skoglund           Contract type:       I-94             -0-
Communications,    Billboard lease      Eau Claire
Inc.               Debtor's interest:
2209 Birsch Street Lessee
Eau Claire, WI
54700

Summit North LP    Contract type:       Waterford,    5,133.49
and Wineman        Nonresidential       MI
Investment Company lease
27600 Northwestern Beginning date:
Hwy Suite 200      02/02/95
Southfield, MI     Debtor's interest:
48034              Lessee

Westhall Partners  Contract type:       Imperial         -0-
V                  Nonresidential       Avenue
c/o Horizon        lease                Rothschild,
Investment         Beginning date:      WI
37 Kessel Court,   04/06/93
Suite 211          Debtor's interest:
Madison, WI  53711 Lessee


*To be assumed as amended pursuant to a motion currently pending before this Court.



MW1-56088-1
MW1-63157-1



                    EXHIBIT 9.2 TO

             JOINT PLAN OF REORGANIZATION

          (Leases and Contracts to be Assumed
               and Assigned to Holiday)

                       GMO, INC.

 NAME AND ADDRESS   NOTES OF CONTRACT                DEFAULT TO
 OF OTHER PARTIES     OR LEASE AND                       BE
  TO INSTRUMENTS    DEBTOR'S INTEREST    LOCATION     CURED ON
                                                      EFFECTIVE
                                                        DATE



Cabelas, Inc.      Trademark License    N/A              -0-
812 13th Avenue    Agreement
Sidney, NE         Date:  05/17/96

Cabelas, Inc.      Trademark License    N/A              -0-
812 13th Avenue    Agreement
Sidney, NE         Date:  05/17/96